Exhibit 99.2 Ally Financial Inc. 4Q 2020 Earnings Review January 22, 2021 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com 4Q 2020 Preliminary Results 1Exhibit 99.2 Ally Financial Inc. 4Q 2020 Earnings Review January 22, 2021 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com 4Q 2020 Preliminary Results 1

Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19 and our ability to navigate them, the outlook for financial and operating metrics and performance, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non- GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial- vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. 4Q 2020 Preliminary Results 2Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19 and our ability to navigate them, the outlook for financial and operating metrics and performance, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non- GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial- vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. 4Q 2020 Preliminary Results 2

GAAP and Core Results: Annual

($ millions except per share data)	2020	2019	2018	2017	2016	2015	2014
GAAP net income (loss) attributable to common shareholders ("NIAC")	$ 1,085	$ 1,715	$ 1,263	$ 929	$ 1,037	$ (1,282)	$ 882
Core net income attributable to common shareholders (1)(2)	$ 1,141	$ 1,472	$ 1,427	$ 1,091	$ 1,043	$ 967	$ 812
GAAP earnings per common share ("EPS") *(diluted, NIAC)*	$ 2.88	$ 4.34	$ 2.95	$ 2.04	$ 2.15	$ (2.66)	$ 1.83
Adjusted EPS (1)(3)	$ 3.03	$ 3.72	$ 3.34	$ 2.39	$ 2.16	$ 2.00	$ 1.68
Return (net income) on GAAP shareholder's equity	7.7%	12.4%	9.4%	6.9%	8.0%	8.9%	7.8%
Core ROTCE (1)(4)	9.1%	12.0%	12.3%	9.8%	10.0%	9.4%	7.9%
GAAP common shareholder's equity per share	$ 39.2	$ 38.5	$ 32.8	$ 30.9	$ 28.5	$ 26.4	$ 29.5
Adjusted tangible book value per share (1)(5)	$ 36.1	$ 35.1	$ 29.9	$ 28.1	$ 26.2	$ 24.6	$ 22.7
Efficiency Ratio	57.3%	53.6%	56.2%	53.9%	54.1%	56.8%	63.4%
Adjusted Efficiency Ratio (1)(6)	50.3%	47.4%	47.6%	45.8%	45.4%	45.3%	50.8%
GAAP total net revenue	$ 6,686	$ 6,394	$ 5,804	$ 5,765	$ 5,437	$ 4,861	$ 4,651
Adjusted total net revenue (1)(7)	$ 6,692	$ 6,334	$ 6,011	$ 5,836	$ 5,498	$ 5,262	$ 4,985
Effective Tax Rate	23.2%	12.5%	22.1%	38.6%	29.7%	35.6%	25.7%

(1) ***The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Adjusted earnings per share (Adjusted EPS), Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Net financing revenue (excluding Core OID), Adjusted other revenue, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company's operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document.***

(2) ***Core net income (loss) attributable to common shareholders*** *is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 30 and 32 for calculation methodology and details.*

(3) ***Adjusted earnings per share (Adjusted EPS)*** *is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 32 for calculation methodology and details.*

(4) ***Core return on tangible common equity (Core ROTCE)*** *is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and the net deferred tax asset. See page 36 for calculation methodology and details.*

(5) ***Adjusted tangible book value per share (Adjusted TBVPS)*** *is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if tax-effected Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder's equity per share. See page 34 for calculation methodology and details.*

(6) ***Adjusted efficiency ratio*** *is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. Adjusted efficiency ratio generally adjusts for insurance segment revenue and expense, rep and warrant expense, Core OID, and repositioning and other. See page 38 for calculation methodology and details.*

(7) ***Adjusted total net revenue*** *is a non-GAAP financial measure that adjusts GAAP total net revenue for Core OID and for change in the fair value of equity securities due to the implementation of ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 40 for calculation methodology and details.*

4Q 2020 Preliminary Results

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GAAP and Core Results: Quarterly

($ millions except per share data)	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19
GAAP net income (loss) attributable to common shareholders (NIAC)	$ 687	$ 476	$ 241	$ (319)	$ 378
Core net income (loss) attributable to common shareholders [1][2]	$ 606	$ 473	$ 228	$ (166)	$ 364
GAAP earnings per common share (EPS) *(basic or diluted as applicable, NIAC)*	$ 1.82	$ 1.26	$ 0.64	$ (0.85)	$ 0.99
Adjusted EPS [1][3]	$ 1.60	$ 1.25	$ 0.61	$ (0.44)	$ 0.95
Return (NIAC) on GAAP shareholder's equity	19.1%	13.6%	7.1%	-9.1%	10.5%
Core ROTCE [1][4]	18.7%	15.2%	7.6%	-5.4%	11.2%
GAAP common shareholder's equity per share	$ 39.2	$ 37.8	$ 37.0	$ 36.2	$ 38.5
Adjusted tangible book value per share (Adjusted TBVPS) [1][5]	$ 36.1	$ 34.6	$ 33.7	$ 32.8	$ 35.1
Efficiency Ratio	51.6%	53.7%	61.2%	65.2%	53.6%
Adjusted Efficiency Ratio [1][6]	49.8%	47.3%	52.5%	52.3%	49.4%
GAAP total net revenue	$ 1,981	$ 1,684	$ 1,609	$ 1,412	$ 1,643
Adjusted total net revenue [1][7]	$ 1,879	$ 1,680	$ 1,528	$ 1,606	$ 1,622
Effective Tax Rate	19.7%	24.8%	28.2%	22.5%	21.7%

(1) ***The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Adjusted earnings per share (Adjusted EPS), Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Net financing revenue (excluding Core OID), Adjusted other revenue, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company's operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document.***

(2) ***Core net income (loss) attributable to common shareholders*** *is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 30 and 33 for calculation methodology and details.*

(3) ***Adjusted earnings per share (Adjusted EPS)*** *is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 33 for calculation methodology and details.*

(4) ***Core return on tangible common equity (Core ROTCE)*** *is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and the net deferred tax asset. See page 37 for calculation methodology and details.*

(5) ***Adjusted tangible book value per share (Adjusted TBVPS)*** *is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if tax-effected Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder's equity per share. See page 35 for calculation methodology and details.*

(6) ***Adjusted efficiency ratio*** *is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. Adjusted efficiency ratio generally adjusts for Insurance segment revenue and expense, rep and warrant expense, Core OID, and repositioning and other. See page 39 for calculation methodology and details.*

(7) ***Adjusted total net revenue*** *is a non-GAAP financial measure that adjusts GAAP total net revenue for Core OID and for change in the fair value of equity securities due to the implementation of ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 44 for calculation methodology and details.*

4Q 2020 Preliminary Results

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4

Ally Priorities and 2020 Focus ‘Do It Right’ Culture and Values. Prioritize our people, our customers and our communities Leading, Growing Businesses, Accelerating Momentum. ‘Be Even Better’ through innovative products and leading service levels Strong Foundations, Balanced Approach. Disciplined, dynamic management of risk, liquidity and capital Build for the Long-term. Position for sustainable growth and ongoing value accretion 4Q 2020 Preliminary Results 5Ally Priorities and 2020 Focus ‘Do It Right’ Culture and Values. Prioritize our people, our customers and our communities Leading, Growing Businesses, Accelerating Momentum. ‘Be Even Better’ through innovative products and leading service levels Strong Foundations, Balanced Approach. Disciplined, dynamic management of risk, liquidity and capital Build for the Long-term. Position for sustainable growth and ongoing value accretion 4Q 2020 Preliminary Results 5

2020 Full-Year Highlights

Do It Right Culture | Relentless Customer Focus | Steady Execution

- Adjusted EPS(1) of $3.03 | Core ROTCE(1) of 9.1% | CET1 capital ratio of 10.6%
- Adjusted Total Net Revenue(1) of $6.69 billion, +6% YoY | Strong credit performance across all portfolios
- Combined result of leading Auto, Insurance, Direct-bank and digitally-driven consumer offerings
- Established Ally Charitable Foundation, enhancing Ally's ability to drive lasting and positive change

Auto & Insurance | Proven, Adaptable Businesses

- Consumer auto originations of $35.1 billion | Sourced from 12.1 million applications
- 7.01% estimated retail auto originated yield(2) | 0.96% retail net charge-offs
- Insurance written premiums of $1.2 billion | Continued strong investment income trends

Digitally-driven, Direct-bank | Consumer and Commercial Products

- $124.4B Retail Deposit Balances | $20.6B FY'20 growth, +20% YoY | 2.25M Deposit customers, up 14% YoY
- Ally Home®: $4.7B direct-to-consumer originations increased 74% YoY
- Ally Invest: 406k self-directed accounts, up 17% YoY | $13.4 billion net customer assets, up over 70% YoY
- Ally Lending: $503 million originations, up 75% YoY
- Corporate Finance: $6.0 billion portfolio, up 6% YoY | Stable credit, disciplined risk management approach

(1) Represents a non-GAAP financial measure. See page 32, 36, and 40 for calculation methodology and details.
(2) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. See page 30 for details.

4Q 2020 Preliminary Results

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Ally's Sustainable Competitive Advantages

Auto & Insurance: Established, Leading Platforms

Integrated Dealer Partner + Broad-Market Reach
18,700+ Dealers | 10-years of Growth | 4M+ Auto Customers | 2.6M U.S. Insurance Customers

Full-Product Suite + Real-time Market Insights
Tech, Digital Tools & Data Analytics | Modern Servicing System | Digital, Self-service Portals

Expert Field Teams + Innovative Tech & Tools
100-years in Auto | Dynamic Underwriting + Disciplined Servicer | Anticipating & Evolving with Market

Ally Bank: Early-Disruptor with Expanding Digital Consumer Platform

Digital, Award-winning Products & Services
Built for the Customer | Scalable | 0 Branches | Differentiated by Digital | Industry Leading Retention

High Customer Growth + Deepening Relationships + Smart, Informed Tools
10-years of Expanding Customer Base | Millennial-driven Account Openings | Save, Pay, Borrow & Invest

Innovative Tech, Data-driven Approach
Leveraging Digital Model for Insights & Trends

4Q 2020 Preliminary Results
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Quarterly Core Metric Trends

Adjusted Earnings Per Share[1]



$0.70
$0.68
$0.83
$0.91
$0.92
$0.80
$0.97
$1.01
$0.95
($0.44)
$0.61
$1.25
$1.60
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20

(1) Represents a non-GAAP financial measure. See page 33 for calculation methodology and details.

Adjusted Total Net Revenue[2]



($ millions)
$1,492
$1,463
$1,471
$1,521
$1,556
$1,535
$1,557
$1,620
$1,622
$1,606
$1,528
$1,680
$1,879
$379
$394
$356
$392
$393
$396
$393
$424
$458
$451
$465
$471
$567
$1,113
$1,069
$1,115
$1,129
$1,163
$1,139
$1,164
$1,195
$1,164
$1,154
$1,063
$1,209
$1,312
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20
Net financing revenue (ex. Core OID)
Adjusted other revenue

(2) Represents a non-GAAP financial measure. See page 44 for calculation methodology and details.

Total Deposits



($ billions)
$93B
$97B
$99B
$101B
$106B
$113B
$116B
$119B
$121B
$122B
$131B
$135B
$137B
$15.3
$15.8
$17.0
$16.8
$17.1
$17.9
$17.7
$17.9
$17.0
$16.3
$15.2
$14.1
$12.7
$77.9
$81.7
$81.7
$84.6
$89.1
$95.4
$98.6
$101.3
$103.7
$106.1
$115.8
$120.8
$124.4
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20
Retail Deposits
Brokered / Other

Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

Adjusted Tangible Book Value per Share[3]



$28.1
$27.4
$28.1
$28.6
$29.9
$31.4
$33.6
$34.7
$35.1
$32.8
$33.7
$34.6
$36.1
CECL Day 1 Impact: $2.7/share
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20

(3) Represents a non-GAAP financial measure. See page 35 for calculation methodology and details.

4Q 2020 Preliminary Results

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Revenue and Customer Evolution Ongoing Revenue Expansion | 10+ Years of Customer Growth (1) Adjusted Total Net Revenue ($ billions) (1) (1) Net financing revenue (ex. Core OID) Adj. other revenue $6.7B $6.0B $5.5B $2.0 $5.0B $1.5 $1.5 $1.4 $4.7 $4.5 $4.0 $3.5 2014 2016 2018 2020 (1) Represents a non-GAAP financial measure. See page 43 for calculation methodology and details. Ally Auto Dealer Relationship & Application Trends Ally Bank Customer Trends Active U.S. Dealer Relationships U.S. Consumer Applications Retail Deposit Customers % Multi-Product Customers 2.25M 18.7K 15.6K 12.1M 8% 12.4K 9.1M 0.91M 3.7M 0.39M 0% 2010 2014 2020 2010 2014 2020 Note: Active U.S. Dealer Relationships include Ally active dealers, excluding RV Commercial and Consumer Note: Multi-product Customers represent Deposit Customers with an Ally Invest or Ally Home relationship. lines of business exited in 2Q 18. 4Q 2020 Preliminary Results 9Revenue and Customer Evolution Ongoing Revenue Expansion | 10+ Years of Customer Growth (1) Adjusted Total Net Revenue ($ billions) (1) (1) Net financing revenue (ex. Core OID) Adj. other revenue $6.7B $6.0B $5.5B $2.0 $5.0B $1.5 $1.5 $1.4 $4.7 $4.5 $4.0 $3.5 2014 2016 2018 2020 (1) Represents a non-GAAP financial measure. See page 43 for calculation methodology and details. Ally Auto Dealer Relationship & Application Trends Ally Bank Customer Trends Active U.S. Dealer Relationships U.S. Consumer Applications Retail Deposit Customers % Multi-Product Customers 2.25M 18.7K 15.6K 12.1M 8% 12.4K 9.1M 0.91M 3.7M 0.39M 0% 2010 2014 2020 2010 2014 2020 Note: Active U.S. Dealer Relationships include Ally active dealers, excluding RV Commercial and Consumer Note: Multi-product Customers represent Deposit Customers with an Ally Invest or Ally Home relationship. lines of business exited in 2Q 18. 4Q 2020 Preliminary Results 9

Balance Sheet Growth and Optimization Sustained Asset Growth | Optimization Across the Balance Sheet Balance Sheet Trends $176B (EOP Assets, $ billions) $171B Ally Lending $0.4 Corp Finance $156B $6.0 Mortgage $15.1 $143B $1.9 Inv. Securities $7.5 $33.0 (1) & Other $18.0 $4.2 $14.9 Cash Auto: Comm’l $34.0 $23.1 Auto: Lease $9.6 $19.5 Auto: Retail $73.4 $58.1 2014 2016 2018 2020 Funding Profile Retail Auto: Portfolio Yield & NCO % (2) Portfolio Yield (ex. hedge) Est. Retail Auto Originated Yield NCO % FHLB FHLB Unsec. Oth 7.07% 7.01% Oth 7% 5% Sec. 8% 6.77% 3% 5.82% 6.14% Unsecured 5.28% Deposits 5.52% 17% 5.26% 44% Deposits Secured 85% 31% 1.33% 1.24% 0.96% 0.87% 2014 2020 2014 2016 2018 2020 Note: Retail auto loans exclude fair value adjustments for loans in hedge accounting relationship. Earning Assets excludes FHLB and FRB investments and restricted cash. (1) ‘Other’ includes held-for-sale loans & Consumer & Commercial loans at Corp/Other. (2) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. See page 31 for details. 4Q 2020 Preliminary Results 10Balance Sheet Growth and Optimization Sustained Asset Growth | Optimization Across the Balance Sheet Balance Sheet Trends $176B (EOP Assets, $ billions) $171B Ally Lending $0.4 Corp Finance $156B $6.0 Mortgage $15.1 $143B $1.9 Inv. Securities $7.5 $33.0 (1) & Other $18.0 $4.2 $14.9 Cash Auto: Comm’l $34.0 $23.1 Auto: Lease $9.6 $19.5 Auto: Retail $73.4 $58.1 2014 2016 2018 2020 Funding Profile Retail Auto: Portfolio Yield & NCO % (2) Portfolio Yield (ex. hedge) Est. Retail Auto Originated Yield NCO % FHLB FHLB Unsec. Oth 7.07% 7.01% Oth 7% 5% Sec. 8% 6.77% 3% 5.82% 6.14% Unsecured 5.28% Deposits 5.52% 17% 5.26% 44% Deposits Secured 85% 31% 1.33% 1.24% 0.96% 0.87% 2014 2020 2014 2016 2018 2020 Note: Retail auto loans exclude fair value adjustments for loans in hedge accounting relationship. Earning Assets excludes FHLB and FRB investments and restricted cash. (1) ‘Other’ includes held-for-sale loans & Consumer & Commercial loans at Corp/Other. (2) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. See page 31 for details. 4Q 2020 Preliminary Results 10

4Q and Full-Year 2020 Financial Results

($ millions; except per share data)	4Q 20	3Q 20	4Q 19	2020	2019
Net financing revenue (ex. Core OID) [(1)]	$ 1,312	$ 1,209	$ 1,164	$ 4,739	$ 4,662
Core OID	(9)	(9)	(8)	(36)	(29)
Net financing revenue	$ 1,303	$ 1,200	$ 1,156	$ 4,703	$ 4,633
Adjusted other revenue [(2)]	567	471	458	1,954	1,672
Change in fair value of equity securities [(2)]	111	13	29	29	89
Other revenue	678	484	487	1,983	1,761
Provision for credit losses	102	147	276	1,439	998
Noninterest expense	1,023	905	880	3,833	3,429
Pre-tax income	**$ 856**	**$ 632**	**$ 487**	**$ 1,414**	**$ 1,967**
Income tax expense	169	156	106	328	246
Net income from discontinued operations	-	-	(3)	(1)	(6)
Net income	**$ 687**	**$ 476**	**$ 378**	**$ 1,085**	**$ 1,715**

	4Q 20	3Q 20	4Q 19	2020	2019
GAAP EPS (diluted)	**$ 1.82**	**$ 1.26**	**$ 0.99**	**$ 2.88**	**$ 4.34**
Core OID, net of tax	0.02	0.02	0.02	0.07	0.06
Change in fair value of equity securities, net of tax	(0.23)	(0.03)	(0.06)	(0.06)	(0.18)
Repositioning, discontinued ops., and other, net of tax [(3)]	-	-	0.01	0.14	(0.49)
Adjusted EPS [(4)]	**$ 1.60**	**$ 1.25**	**$ 0.95**	**$ 3.03**	**$ 3.72**

Significant Items - Pretax Impact		4Q 20	3Q 20	4Q 19	2020	2019
Other revenue:	Liability Management	$ (52)	$ (49)	$ -	$ (101)	$ -
	Corporate Investment Gains	129	16	-	145	-
Noninterest expense:	Legal Settlement Accrual	78	10	-	89	-
	Contribution to Ally Charitable Foundation	34	-	-	34	-
Pretax (Loss) / Income of Significant Items		**$ (35)**	**$ (43)**	**$ -**	**$ (79)**	**$ -**

(1) Represents a non-GAAP financial measure. For calculation methodology and details see pages 43 and 44.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 43 and 44.

(3) Repositioning, Discontinued Ops., and Other, Net of Tax includes a $50 million goodwill impairment within the Ally Invest business in 2020 and a discrete tax item in 2019, whereby the 2019 effective tax rate was significantly impacted by the release of valuation allowance on foreign tax credit carryforwards. See page 32 and 33 for calculation methodology and details.

(4) Represents a non-GAAP financial measure. For calculation methodology and details see page 32 and 33.

4Q 2020 Preliminary Results
ally do it right. | 11

Balance Sheet and Net Interest Margin 4Q 20 3Q 20 4Q 19 2020 2019 ($ millions) Average Average Average Average Average Balance Balance Balance Balance Balance Yield Yield Yield Yield Yield Retail Auto Loan $ 73,401 6.57% $ 72,999 6.56% $ 72,626 6.68% $ 72,805 6.54% $ 72,268 6.60% Retail Auto Loan (ex. hedge impact) 6.83% 6.83% 6.74% 6.77% 6.61% Auto Lease (net of depreciation) 9,587 7.82% 9,317 7.89% 8,749 5.19% 9,264 6.30% 8,509 5.74% Commercial Auto 22,418 3.34% 21,265 3.30% 31,921 4.25% 2 5,048 3.62% 3 3,886 4.61% Corporate Finance 6,203 5.69% 6,188 5.40% 5,526 6.65% 6,265 5.74% 5,162 7.23% (1) Mortgage 15,445 2.74% 17,096 3.00% 17,140 3.46% 16,812 3.09% 1 7,473 3.63% (2) Cash, Securities and Other 51,455 1.25% 53,248 1.43% 37,867 2.71% 46,961 1.73% 36,434 2.88% Total Earning Assets $ 178,509 4.34% $ 180,113 4.35% $ 1 73,829 4.97% $ 177,155 4.49% $ 173,732 5.11% (3)(6) Unsecured Debt $ 12,735 5.45% $ 12,315 5.74% $ 12,741 6.20% $ 12,216 5.89% $ 12,831 6.26% Secured Debt 5,289 3.07% 6,154 2.94% 9,563 2.92% 7,181 2.84% 1 2,302 3.07% (4) 135,642 1.08% 132,964 1.35% 120,057 2.11% 129,238 1.51% 115,385 2.20% Deposits (5) Other Borrowings 9,462 2.18% 14,427 2.36% 18,000 2.42% 14,426 2.29% 2 0,097 2.47% (3) Total Funding Sources $ 163,128 1.55% $ 165,860 1.82% $ 1 60,361 2.51% $ 163,061 1.97% $ 160,615 2.62% (3) NIM (ex. Core OID) 2.92% 2.67% 2.66% 2.67% 2.68% NIM (as reported) 2.90% 2.65% 2.64% 2.65% 2.67% (1) Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment. (2) ‘Other’ includes Ally Lending held-for-investment consumer loans. (3) Represents a non-GAAP financial measure. Excludes Core OID and Core OID balance. See page 43 and 44 for calculation methodology and details. (4) Includes retail, brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow and other deposits). (5) Includes Demand Notes, FHLB borrowings and Repurchase Agreements. (6) Includes trust preferred securities. 4Q 2020 Preliminary Results 12Balance Sheet and Net Interest Margin 4Q 20 3Q 20 4Q 19 2020 2019 ($ millions) Average Average Average Average Average Balance Balance Balance Balance Balance Yield Yield Yield Yield Yield Retail Auto Loan $ 73,401 6.57% $ 72,999 6.56% $ 72,626 6.68% $ 72,805 6.54% $ 72,268 6.60% Retail Auto Loan (ex. hedge impact) 6.83% 6.83% 6.74% 6.77% 6.61% Auto Lease (net of depreciation) 9,587 7.82% 9,317 7.89% 8,749 5.19% 9,264 6.30% 8,509 5.74% Commercial Auto 22,418 3.34% 21,265 3.30% 31,921 4.25% 2 5,048 3.62% 3 3,886 4.61% Corporate Finance 6,203 5.69% 6,188 5.40% 5,526 6.65% 6,265 5.74% 5,162 7.23% (1) Mortgage 15,445 2.74% 17,096 3.00% 17,140 3.46% 16,812 3.09% 1 7,473 3.63% (2) Cash, Securities and Other 51,455 1.25% 53,248 1.43% 37,867 2.71% 46,961 1.73% 36,434 2.88% Total Earning Assets $ 178,509 4.34% $ 180,113 4.35% $ 1 73,829 4.97% $ 177,155 4.49% $ 173,732 5.11% (3)(6) Unsecured Debt $ 12,735 5.45% $ 12,315 5.74% $ 12,741 6.20% $ 12,216 5.89% $ 12,831 6.26% Secured Debt 5,289 3.07% 6,154 2.94% 9,563 2.92% 7,181 2.84% 1 2,302 3.07% (4) 135,642 1.08% 132,964 1.35% 120,057 2.11% 129,238 1.51% 115,385 2.20% Deposits (5) Other Borrowings 9,462 2.18% 14,427 2.36% 18,000 2.42% 14,426 2.29% 2 0,097 2.47% (3) Total Funding Sources $ 163,128 1.55% $ 165,860 1.82% $ 1 60,361 2.51% $ 163,061 1.97% $ 160,615 2.62% (3) NIM (ex. Core OID) 2.92% 2.67% 2.66% 2.67% 2.68% NIM (as reported) 2.90% 2.65% 2.64% 2.65% 2.67% (1) Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment. (2) ‘Other’ includes Ally Lending held-for-investment consumer loans. (3) Represents a non-GAAP financial measure. Excludes Core OID and Core OID balance. See page 43 and 44 for calculation methodology and details. (4) Includes retail, brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow and other deposits). (5) Includes Demand Notes, FHLB borrowings and Repurchase Agreements. (6) Includes trust preferred securities. 4Q 2020 Preliminary Results 12

Deposits • Deposits of $137.0 billion, up $16.3 billion or 13% YoY Retail Deposit Balances – Retail deposits of $124.4 billion, up $3.6 billion QoQ and ($ billions, EoP) Retail Brokered / Other Customer Retention Rate $20.6 billion YoY – Existing customers drove 56% of growth in 2020 – Industry- $137.0 $134.9 $131.0 $122.3 leading customer retention rate remained at 96% $120.8 $12.7 $14.1 $15.2 $16.3 $17.0 • 2.25 million retail deposit customers, up 14% YoY 96% 96% 96% 96% 96% st – 41 consecutive quarter of customer growth $124.4 $120.8 $115.8 $106.1 $103.7 – New customers: 39k in 4Q | 282k in 2020 (1) – Multi-product customers up 51% YoY 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 • Ally Bank named MONEY Magazine's Best Online th Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits. See page Bank for 2020-2021 – 8 time over past 10 years 30 for Customer Retention Rate definition. Deposit Mix & Retail Portfolio Rate Retail Deposit Customers (thousands) 2,250 Brokered / Other Retail CD MMA/OSA/Checking Avg. Retail Portfolio Interest Rate 39 78 94 3.00% 71 30 72 100 2.50% 58% 49% 49% 56% 53% 120 72 2.02% 2.00% 57 1.88% 41 59 1.64% 41 52 1.50% 49 28 56 1,105 1.26% 41 43 37% 1.00% 38% 0.97% 36% 34% 33% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 0.50% 2016 2017 2018 2019 2020 14% 13% 11% 10% 9% (1) 0.00% Ally Bank: Multi-product Customers 0% 3% 4% 6% 8% 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 (1) Multi-product customers represent Deposit Customers with an Ally Invest or Ally Home relationship. Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits. 4Q 2020 Preliminary Results 13Deposits • Deposits of $137.0 billion, up $16.3 billion or 13% YoY Retail Deposit Balances – Retail deposits of $124.4 billion, up $3.6 billion QoQ and ($ billions, EoP) Retail Brokered / Other Customer Retention Rate $20.6 billion YoY – Existing customers drove 56% of growth in 2020 – Industry- $137.0 $134.9 $131.0 $122.3 leading customer retention rate remained at 96% $120.8 $12.7 $14.1 $15.2 $16.3 $17.0 • 2.25 million retail deposit customers, up 14% YoY 96% 96% 96% 96% 96% st – 41 consecutive quarter of customer growth $124.4 $120.8 $115.8 $106.1 $103.7 – New customers: 39k in 4Q | 282k in 2020 (1) – Multi-product customers up 51% YoY 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 • Ally Bank named MONEY Magazine's Best Online th Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits. See page Bank for 2020-2021 – 8 time over past 10 years 30 for Customer Retention Rate definition. Deposit Mix & Retail Portfolio Rate Retail Deposit Customers (thousands) 2,250 Brokered / Other Retail CD MMA/OSA/Checking Avg. Retail Portfolio Interest Rate 39 78 94 3.00% 71 30 72 100 2.50% 58% 49% 49% 56% 53% 120 72 2.02% 2.00% 57 1.88% 41 59 1.64% 41 52 1.50% 49 28 56 1,105 1.26% 41 43 37% 1.00% 38% 0.97% 36% 34% 33% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 0.50% 2016 2017 2018 2019 2020 14% 13% 11% 10% 9% (1) 0.00% Ally Bank: Multi-product Customers 0% 3% 4% 6% 8% 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 (1) Multi-product customers represent Deposit Customers with an Ally Invest or Ally Home relationship. Note: Brokered includes sweep deposits. Other includes mortgage escrow and other deposits. 4Q 2020 Preliminary Results 13

Capital Ratios and Shareholder Distributions

- **Preliminary 4Q 2020 CET1 ratio of 10.6%**
  - Capital position reflects earnings growth, lower commercial floorplan and suspension of share repurchase program
- **Ally Board of Directors approved 1Q 2021 common dividend of $0.19 per share and authorized 2021 share repurchase program of up to $1.6 billion**
- **Federal Reserve to provide banks >$100B in assets with applicable changes to SCB by March 31, 2021**

Capital Ratios and Risk-Weighted Assets



12.8% 11.2% 9.5% $145 4Q 19
12.8% 10.9% 9.3% $146 1Q 20
13.8% 11.9% 10.1% $137 2Q 20
14.1% 12.1% 10.4% $138 3Q 20
14.1% 12.4% 10.6% $140 4Q 20
Risk-Weighted Assets ($B)
Total Capital Ratio
Tier 1 Ratio
CET1 Ratio

Note: For more details on the final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 35 for definition.

Capital Deployment Actions

Outstanding Shares *(# millions)*



484 475 467 462 452 444 437 433 426 417 405 400 393 384 374 373 374 374 375
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2016 2017 2018 2019 2020

Dividend Per Share



$-
$0.08 $0.08 $0.08 $0.08
$0.12 $0.12
$0.13 $0.13
$0.15 $0.15
$0.17 $0.17 $0.17 $0.17
$0.19 $0.19 $0.19 $0.19
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2016 2017 2018 2019 2020

4Q 2020 Preliminary Results

ally do it right. | 14

Asset Quality: Key Metrics Consolidated Net Charge-Offs Net Charge-Off Activity Allowance as % of Annualized NCOs Annualized NCO Rate ($ millions) Variance 700% 650% Net Charge-Offs 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 600% 550% Retail Auto $ 253 $ 271 $ 262 $ 137 $ 117 $ 186 0.91% 500% 0.84% 0.83% 450% Commercial Auto 1 10 2 1 4 7 0.73% 400% 0.67% Mortgage Finance - - - - 1 2 350% 0.58% 0.56% 691% 300% 0.41% Corporate Finance 15 6 - 38 - (1) 250% 471% 200% 414% Ally Lending - 5 4 4 2 4 150% 305% 100% 176% (1) 136% 119% Corp/Other (2) (2) (2) (2) (2) - 50% 109% 0% Total $ 267 $ 290 $ 266 $ 178 $ 122 $ 198 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 Note: Above loans are classified as held-for-investment and recorded at gross carrying value. (1) Corp/Other includes legacy Mortgage HFI portfolio. Retail Auto Net Charge-Offs Retail Auto Delinquencies (60+ DPD) 1.00% $500 $480 1.49% $460 1.44% $440 1.38% $420 0.75% $400 1.32% $380 0.66% 0.66% $360 $340 0.58% 0.56% $320 0.50% $300 0.48% 0.47% 0.47% 1.01% $280 $260 $540 0.95% $240 $480 $478 $271 $262 $220 $428 $253 $405 $200 $234 $345 $341 $350 $180 0.76% $160 $140 0.64% $172 $120 0.00% $100 $137 $186 $80 $117 $60 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 $40 $20 $0 Delinquent Contracts ($M) Delinquency Rate 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 30+ DPD ($M and %) Net Charge-Offs ($M) Annualized NCO Rate 2.56% 2.90% 3.32% 3.61% 3.19% 2.20% 2.25% 2.49% $1,833 $2,113 $2,428 $2,616 $2,322 $1,599 $1,658 $1,834 Note: Includes accruing contracts only. Days-past-due (“DPD”) Note: See page 30 for definition. 4Q 2020 Preliminary Results 15Asset Quality: Key Metrics Consolidated Net Charge-Offs Net Charge-Off Activity Allowance as % of Annualized NCOs Annualized NCO Rate ($ millions) Variance 700% 650% Net Charge-Offs 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 600% 550% Retail Auto $ 253 $ 271 $ 262 $ 137 $ 117 $ 186 0.91% 500% 0.84% 0.83% 450% Commercial Auto 1 10 2 1 4 7 0.73% 400% 0.67% Mortgage Finance - - - - 1 2 350% 0.58% 0.56% 691% 300% 0.41% Corporate Finance 15 6 - 38 - (1) 250% 471% 200% 414% Ally Lending - 5 4 4 2 4 150% 305% 100% 176% (1) 136% 119% Corp/Other (2) (2) (2) (2) (2) - 50% 109% 0% Total $ 267 $ 290 $ 266 $ 178 $ 122 $ 198 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 Note: Above loans are classified as held-for-investment and recorded at gross carrying value. (1) Corp/Other includes legacy Mortgage HFI portfolio. Retail Auto Net Charge-Offs Retail Auto Delinquencies (60+ DPD) 1.00% $500 $480 1.49% $460 1.44% $440 1.38% $420 0.75% $400 1.32% $380 0.66% 0.66% $360 $340 0.58% 0.56% $320 0.50% $300 0.48% 0.47% 0.47% 1.01% $280 $260 $540 0.95% $240 $480 $478 $271 $262 $220 $428 $253 $405 $200 $234 $345 $341 $350 $180 0.76% $160 $140 0.64% $172 $120 0.00% $100 $137 $186 $80 $117 $60 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 $40 $20 $0 Delinquent Contracts ($M) Delinquency Rate 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 30+ DPD ($M and %) Net Charge-Offs ($M) Annualized NCO Rate 2.56% 2.90% 3.32% 3.61% 3.19% 2.20% 2.25% 2.49% $1,833 $2,113 $2,428 $2,616 $2,322 $1,599 $1,658 $1,834 Note: Includes accruing contracts only. Days-past-due (“DPD”) Note: See page 30 for definition. 4Q 2020 Preliminary Results 15

Asset Quality: Coverage and Reserves

Consolidated Coverage Ratio



($ billions)
Reserve - $
Reserve - %
0.99%
2.03%
2.54%
2.85%
2.87%
2.78%
$1.3B
$2.6B
$3.2B
$3.4B
$3.4B
$3.3B
4Q 19
CECL Day 1
1Q 20
2Q 20
3Q 20
4Q 20

Note: coverage rate calculations exclude fair value adjustment for loans in hedge accounting relationships.

Retail Auto Coverage Ratio



($ billions)
Reserve - $
Reserve - %
1.49%
3.34%
3.91%
4.09%
4.06%
3.95%
$1.1B
$2.4B
$2.8B
$3.0B
$3.0B
$2.9B
4Q 19
CECL Day 1
1Q 20
2Q 20
3Q 20
4Q 20

Note: coverage rate calculations exclude fair value adjustment for loans in hedge accounting relationships.

Consolidated QoQ Reserve Walk

($ millions)

3Q'20 Reserve
$3,379

1 Net charge-off Activity
($198) *4Q'20 NCOs*
$198 *Replenished*

2 Δ in portfolio Size
$18
↑ Auto (Retail & Comm'l), ↑ Ally Lending ↑ Corp Finance

3 All other, incl. macroeconomic
($114)
Primarily Favorable Macro-economic Trends

4Q'20 Reserve
$3,283

4Q 2020 Preliminary Results
ally do it right. | 16

Auto Finance

- **Pre-tax income of $563 million, up $162 million YoY and down $3 million QoQ**
  - Net financing revenue up YoY due to higher gains from off-lease vehicles and higher retail revenue
    - QoQ increase primarily from higher commercial balances
  - Provision expense decline reflects strong consumer and commercial performance and improved economic trends
  - 4Q noninterest expense includes $78 million legal accrual
- **Earning assets of $106.2 billion, down $7.4 billion YoY and up $1.4 billion QoQ**
  - Commercial balances up $1.3 billion QoQ as industry inventory level grew steadily throughout the period
    - YoY decline reflects lower overall industry inventory levels
- **Market-leading, adaptable auto franchise delivered innovative solutions for dealers and customers**
  - Dealer relationships[(2)] of 18.7k, highest in Ally's history
  - Decisioned 12.1 million applications - 2nd highest FY level; increased auto-decisioning and use of advanced data analytics
  - Pricing and credit trends reflect steady underwriting and disciplined servicing approach

		Increase/(Decrease) vs.	
Key Financials ***($ millions)***	**4Q 20**	**3Q 20**	**4Q 19**
Net financing revenue	$ 1,153	$ 51	$ 92
Total other revenue	56	(5)	(5)
Total net revenue	1,209	46	87
Provision for credit losses	86	(42)	(169)
Noninterest expense[(1)]	560	91	94
Pre-tax income	$ 563	$ (3)	$ 162
U.S. auto earning assets (EOP)	$ 106,223	$ 1,431	$ (7,385)
Key Statistics			
Remarketing gains ($ millions)	$ 66	$ (5)	$ 63
Average gain per vehicle	$ 2,150	$ (287)	$ 2,051
Off-lease vehicles terminated *(On-balance sheet - # in units)*	30,480	1,563	2,648
Application Volume (# thousands)	2,804	(436)	(95)

(1) Noninterest expense includes corporate allocations of $209 million in 4Q 2020, $190 million in 3Q 2020, and $186 million in 4Q 2019.

Lease: Average Gain / (Loss) per Vehicle



2019
2020
$3.0k
$2.0k
$1.0k
$0.0k
($1.0k)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

(2) Dealer relationships include Ally active dealers, excluding RV Commercial & Consumer lines of business exited in 2Q 18.

4Q 2020 Preliminary Results

ally do it right. | 17

Auto Finance Key Metrics

Consumer Originations


($ billions; % of $ originations)
688 691 686 685 687 690
$9.3 $8.1 $9.1 $7.2 $9.8 $9.1
46% 44% 50% 50% 50% 48%
28% 29% 26% 28% 29% 29%
26% 27% 24% 22% 21% 23%
3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20
GM Chrysler Growth Retail Auto - Weighted average FICO

Note: See page 30 for definition.

Consumer Origination Mix


(% of $ originations)
50% 49% 55% 60% 55% 51%
14% 14% 13% 12% 14% 13%
36% 37% 32% 28% 31% 36%
11% 12% 12% 12% 11% 9%
3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20
New Retail Lease Used Nonprime % of Total Retail

Note: See page 30 for definition.

Consumer Assets


(End of period, $ billions)
$81.5 $81.1 $81.5 $81.5 $82.9 $83.1
$8.7 $8.9 $9.1 $9.1 $9.5 $9.6
$72.9 $72.3 $72.5 $72.4 $73.5 $73.4
3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20
Retail Lease

Commercial Assets


(Average balance, $ billions)
$33.3 $31.9 $30.5 $26.1 $21.3 $22.4
$5.8 $5.6 $5.3 $5.9 $5.9 $5.8
$27.5 $26.3 $25.1 $20.2 $15.4 $16.6
3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20
Dealer Floorplan Other Dealer Loans

Note: Held-for-investment (HFI) asset balances reflect the average daily balance for the quarter.

4Q 2020 Preliminary Results

ally do it right. | 18

Insurance

- **Pre-tax income of $183 million, up $69 million YoY and up $105 million QoQ**
  - Results positively impacted by favorable performance of the equity securities portfolio YoY and QoQ
- **Core pre-tax income[1] of $72 million, down $13 million YoY and up $7 million QoQ**
  - Earned premiums up QoQ from higher P&C exposure
  - Losses down QoQ reflecting seasonally lower weather losses
  - Investment income decrease reflecting lower investment yields YoY and lower realized investment gains QoQ
- **Written premiums of $312 million in 4Q 2020**
  - Reflects YoY COVID-19 impact on lower vehicle inventories and seasonal decline QoQ from retail business

Key Financials *($ millions)*	4Q 20	Increase/(Decrease) vs. 3Q 20	Increase/(Decrease) vs. 4Q 19
Premiums, service revenue earned and other	$ 290	$ 11	$ 2
Losses and loss adjustment expenses	62	(23)	1
Acquisition and underwriting expenses[2]	184	1	7
Total underwriting income (loss)	44	33	(6)
Investment income and other (adjusted)[1]	28	(26)	(7)
Core pre-tax income[1]	$ 72	$ 7	$ (13)
Change in fair value of equity securities[1]	111	98	82
Pre-tax income	$ 183	$ 105	$ 69
Total assets (EOP)	$ 9,137	$ 193	$ 590

Key Statistics - Insurance Ratios	4Q 20	3Q 20	4Q 19
Loss ratio	21.6%	30.3%	21.2%
Underwriting expense ratio	63.5%	65.8%	61.5%
Combined ratio	85.1%	96.1%	82.7%

(1) *Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 42 for details.*

(2) *Noninterest expense includes corporate allocations of $15 million in 4Q 2020, $17 million in 3Q 2020, and $13 million in 4Q 2019.*

Insurance Losses

($ millions)



$127
$25
$69
$33
$74
$24
$17
$33
$61
$24
$6
$31
$74
$27
$15
$32
$142
$28
$86
$28
$85
$25
$26
$34
$62
$28
$2
$32
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20
VSC Losses
Weather Losses
Other Losses

Insurance Written Premiums

($ millions)



$323
$298
$305
$314
$357
$335
$317
$267
$333
$312
3Q 18
4Q 18
1Q 19
2Q 19
3Q 19
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20

4Q 2020 Preliminary Results

ally do it right. | 19

Corporate Finance

- **Pre-tax income of $64 million, up $14 million YoY and up $4 million QoQ**
  - Net financing revenue increase YoY reflects higher loan balances
  - Other revenue up QoQ from higher investment and fee income
  - Provision increase driven primarily by modest increase in reserves
- **$6.0 billion held-for-investment portfolio, up 6% YoY**
  - Asset-based lending products comprise 50% of total portfolio, up 7 pts YoY
  - Credit continues to perform well given adverse economic environment – criticized and non-accrual loans below historic avg.
  - Growth in commitments reflects steady origination activities – utilization levels remain low, supporting future loan growth

Key Financials (*$ millions*)	4Q 20	Increase/(Decrease) vs. 3Q 20	Increase/(Decrease) vs. 4Q 19
Net financing revenue	$ 79	$ 4	$ 15
Adjusted total other revenue [(1)]	16	8	2
Adjusted total net revenue [(1)]	95	12	17
Provision for credit losses	9	8	2
Noninterest expense[(2)]	23	-	1
Core pre-tax income [(1)]	$ 63	$ 4	$ 14
Change in fair value of equity securities [(1)]	1	(0)	0
Pre-tax income	$ 64	$ 4	$ 14
Total assets (EOP)	$ 6,108	$ 113	$ 321

(1) *Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 42 for details.*

(2) *Noninterest expense includes corporate allocations of $8 million in 4Q 2020, $8 million in 3Q 2020, and $7 million in 4Q 2019.*

Corporate Finance Outstandings Loan Portfolio by Industry - 12/31/2020



Services
Manufacturing
Other
Construction 1%
Wholesale 2%
Chemicals & Metals 6%
Other 3%
Paper Printing & Publishing 1%
Food And Beverages 2%
Financial Services 23%
Health Services 22%
Other Services 20%
Retail Trade 1%
Auto & Transportation 10%
Machinery, Equip. Elect. 6%
Other Manufactured Prod. 3%

Corporate Finance HFI Loans and Unfunded Commitments
(end of period balances, $ billions)



$2.6
$5.7
$2.5
$6.5
$3.5
$6.0
$3.8
$5.9
$4.1
$6.0
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20
Held-for-investment loans
Unfunded Commitments

4Q 2020 Preliminary Results

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Mortgage Finance

- **Pre-tax income of $7 million, up $5 million YoY and down $19 million QoQ**
  - Net financing revenue declined QoQ and YoY reflecting ongoing elevated prepayment activity
  - Other revenue up YoY reflecting strong gain-on-sale activity
- **Direct-to-consumer originations of $1.4 billion in 4Q, up 43% YoY**
  - 52% of 4Q originations from Ally Bank deposit customers
  - 70% of originations from refinance activity, up 18% YoY

Key Financials ($ millions)	4Q 20	Increase/(Decrease) vs. 3Q 20	Increase/(Decrease) vs. 4Q 19
Net financing revenue	$ 20	$ (10)	$ (16)
Total other revenue	37	1	31
Total net revenue	$ 57	$ (9)	$ 15
Provision for credit losses	3	3	-
Noninterest expense[(1)]	47	7	10
Pre-tax income	$ 7	$ (19)	$ 5
Total assets (EOP)	$ 14,889	$ (614)	$ (1,390)

Mortgage Finance HFI Portfolio	4Q 20	3Q 20	4Q 19
Net Carry Value ($ billions)	$ 14.6	$ 15.1	$ 16.2
Wtd. Avg. LTV/CLTV [(2)]	60.1%	60.3%	60.3%
Refreshed FICO	776	776	774

(1) Noninterest expense includes corporate allocations of $22 million in 4Q 2020, $19 million in 3Q 2020, and $19 million in 4Q 2019.

(2) 1st lien only. Updated home values derived using a combination of appraisals, Broker price opinion (BPOs), Automated Valuation Models (AVMs) and Metropolitan Statistical Area (MSA) level house price indices.

Mortgage Finance Direct-to-Consumer (DTC) Originations
($ billions)



$1.0
27%
73%
$0.7
41%
59%
$1.2
55%
45%
$1.3
66%
34%
$1.4
62%
38%
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20
HFI
HFS

Mortgage Finance Held-for-Investment Assets
($ billions)



Bulk Purchase Activity
$0.7
$0.5
$1.9
$0.7
$1.2
$16.2
$15.9
$16.4
$15.2
$14.6
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20

4Q 2020 Preliminary Results

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Financial Outlook

Steady execution, delivering against our long-term strategic objectives

Progression of Core ROTCE[1]


9.1%
~12%+
~15%
2020
2021
2022-2023

Ongoing Optimization

- ✓ Expanding NIM (3%+) and Net Financing Revenue
- ✓ Other Revenue (Lo/Mid $400 / qtr)
- ✓ Positive Operating Leverage
- ✓ Elevated, but Stabilizing Credit
- ✓ Consistent Tax Rate (23-24%)

Sustainable, Organic Growth

- ✓ Expanding NIM (Lo/Mid 3%) and Net Financing Revenue
- ✓ Steadily Expanding Other Revenue
- ✓ Positive Operating Leverage
- ✓ Stabilized Credit Trends
- ✓ Consistent Tax Rate (23-24%)

(1) Represents a non-GAAP financial measure. See page 36 for details.

4Q 2020 Preliminary Results
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Strategic Priorities

'Do It Right' culture | Relentless focus on employees, customer & communities


Consumer & Commercial Lender
Savings & Checking
Investing
Payments
Servicing & Customer Solutions
Insurance
do it right.

- Leading, adaptable Auto and Insurance businesses and digitally-based bank platform
- Ongoing customer growth & relationship deepening across scalable platforms
- Sustainable, organic growth in expanded product offerings
- Efficient, disciplined risk management & capital deployment
- Long-term execution & sustainable results

Delivering against our long-term strategic objectives

4Q 2020 Preliminary Results
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Supplemental 4Q 2020 Preliminary Results 24Supplemental 4Q 2020 Preliminary Results 24

Supplemental Results by Segment Pre-Tax Income ($ millions) 2020 2019 4Q 20 3Q 20 4Q 19 Automotive Finance $ 1 ,285 $ 1,618 $ 563 $ 566 $ 401 Insurance 284 315 183 78 114 Dealer Financial Services $ 1,569 $ 1 ,933 $ 746 $ 644 $ 515 Corporate Finance 88 153 64 60 50 Mortgage Finance 53 40 7 26 2 Corporate and Other (2 96) (159) 39 (9 8) (8 0) Pre-tax income from continuing operations $ 1 ,414 $ 1 ,967 $ 856 $ 632 $ 487 (1) 36 29 9 9 8 Core OID (2) (2 9) (89) (111) (13) (29) Change in fair value of equity securities (3) 50 - - - - Repositioning and other (4) $ 1 ,470 $ 1,907 $ 754 $ 628 $ 466 Core pre-tax income (1) Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. (2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 40 and 42 for details. (3) Repositioning and other includes a $50 million goodwill impairment within the Ally Invest business in 2020 and a discrete tax item in 2019, whereby the 2019 effective tax rate was significantly impacted by the release of valuation allowance on foreign tax credit carryforwards. See page 43 for calculation methodology and details. (4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations for Core OID, equity fair value adjustments related to ASU 2016-01, and, repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 40 and 42 for calculation methodology and details. 4Q 2020 Preliminary Results 25Supplemental Results by Segment Pre-Tax Income ($ millions) 2020 2019 4Q 20 3Q 20 4Q 19 Automotive Finance $ 1 ,285 $ 1,618 $ 563 $ 566 $ 401 Insurance 284 315 183 78 114 Dealer Financial Services $ 1,569 $ 1 ,933 $ 746 $ 644 $ 515 Corporate Finance 88 153 64 60 50 Mortgage Finance 53 40 7 26 2 Corporate and Other (2 96) (159) 39 (9 8) (8 0) Pre-tax income from continuing operations $ 1 ,414 $ 1 ,967 $ 856 $ 632 $ 487 (1) 36 29 9 9 8 Core OID (2) (2 9) (89) (111) (13) (29) Change in fair value of equity securities (3) 50 - - - - Repositioning and other (4) $ 1 ,470 $ 1,907 $ 754 $ 628 $ 466 Core pre-tax income (1) Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. (2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 40 and 42 for details. (3) Repositioning and other includes a $50 million goodwill impairment within the Ally Invest business in 2020 and a discrete tax item in 2019, whereby the 2019 effective tax rate was significantly impacted by the release of valuation allowance on foreign tax credit carryforwards. See page 43 for calculation methodology and details. (4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations for Core OID, equity fair value adjustments related to ASU 2016-01, and, repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 40 and 42 for calculation methodology and details. 4Q 2020 Preliminary Results 25

Supplemental

Funding

- **Strong deposit portfolio growth has continued to reduce reliance on wholesale funding markets**
  - In 4Q, Ally paid down $1.75 billion of fixed-rate FHLB borrowings at a weighted average coupon of ~2.9%; In addition to 3Q'20 pay-down of $2.5 billion, 2.8% FHLB debt
  - 2020 unsecured maturities of $2.2 billion with a weighted average coupon of 6.6% | Issued $2.75 billion of unsecured debt in 2020 at a weighted average coupon of 3.10%
  - No term ABS issuance during 2020

Ally Financial Ratings Details

	LT Debt	ST Debt	Outlook	Date
Fitch	BBB-	F3	Negative	8/12/2020
Moody's	Ba1	Not Prime	Stable	5/12/2020
S&P	BBB-	A-3	Negative	5/4/2020
DBRS	BBB (Low)	R-3	Negative	4/21/2020

Note: Ratings and Outlook as of 12/31/2020. Our borrowing costs and access to the capital markets could be negatively impacted if our credit ratings are downgraded or otherwise fail to meet investor expectations or demands.

Unsecured Long-Term Debt Maturities[1]

Maturity Date	Coupon	Principal Amount Outstanding[2] ($ billions)
4/15/2021	4.25	$0.60
2022	4.32	$1.05
2023	2.09	$2.00
2024+[3]	6.27	$6.24

(1) Excludes retail notes, demand notes and trust preferred securities; as of 12/31/2020.
(2) Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.
(3) Weighted average coupon based on notional value and corresponding coupon for all unsecured bonds as of January 1st of the respective year. Does not reflect weighted average interest expense for the respective year. 2024+ excludes ~$2.6 billion Trust Preferred securities (excluding OID/issuance costs).

Wholesale Funding Issuance

Term ABS and Term Unsecured Issuance


($ billions)
AART (Ally Bank - Retail Auto)
AFIN (AFI-Retail Auto)
AMOT (Ally Bank - Floorplan)
AART-SN (Ally Bank - Lease)
$7.9
$0.8
$4.0
$1.3
$1.8
$4.9
$2.5
$2.4
$6.5
$0.5
$1.4
$4.6
$7.3
$1.8
$2.6
$3.0
$3.5
$3.5
2015
2016
2017
2018
2019
2020

Term Unsecured Issuance

2015	2016	2017	2018	2019	2020
$5.4	$0.9	$0.0	$0.0	$0.8	$2.8

Note: Term ABS shown includes funding amounts (notes sold) at new issue and does not include private offerings sold at a later date.

4Q 2020 Preliminary Results

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Supplemental

Corporate and Other

- **Corporate and Other activity reflects:**
  - Centralized asset and liability management
  - Corporate allocation activities
  - Legacy mortgage portfolio
  - Ally Invest and Ally Lending activities
- **Pre-tax income of $39 million, up $119 million YoY and up $137 million QoQ**
  - Net financing revenue up QoQ and YoY from deposit pricing actions
  - Total other revenue up QoQ and YoY driven by Ally Ventures gain and Legacy mortgage portfolio gain on sale, partially offset by FHLB early retirement expense
  - Provision expense decrease from lower Legacy Mortgage held-for-investment loans
  - Noninterest expense up QoQ and YoY primarily from the establishment of the Ally Charitable Foundation
- **Total assets of $47.2 billion, up $11.1 billion YoY, driven by elevated cash balances**

Key Financials *($ millions)*	4Q 20	Increase/(Decrease) vs. 3Q 20	Increase/(Decrease) vs. 4Q 19
Net financing revenue	$ 43	$ 58	$ 61
Total other revenue	147	107	81
Total net revenue	$ 190	$ 165	$ 142
Provision for credit losses	4	(14)	(7)
Noninterest expense	147	42	30
Pre-tax income	$ 39	$ 137	$ 119
Core OID [1]	9	0	2
Repositioning and other [2]	-	-	-
Core pre-tax income [2]	$ 48	$ 137	$ 121
Cash & securities	$ 42,324	$ (3,451)	$ 12,074
Held-for-investment loans, net [3]	1,225	(327)	(356)
Intercompany loan [4]	(830)	(830)	(830)
Other [5]	4,518	383	181
Total assets	$ 47,237	$ (4,225)	$ 11,069

(1) *Represents a non-GAAP financial measure. See page 44 for details.*

(2) *Represents a non-GAAP financial measure. See page 42 for calculation methodology and details.*

(3) *HFI legacy mortgage portfolio and HFI Ally Lending portfolio*

(4) *Intercompany loan related to activity between Insurance and Corporate for liquidity purposes from the wind down of the Demand Notes program.*

(5) *Includes loans held-for-sale.*

Ally Invest Details (brokerage)	4Q 20	3Q 20	4Q 19
Net Funded Accounts *(thousands)*	405.9	399.8	346.7
Average Customer Trades Per Day *(thousands)*	60.1	58.7	21.2
Total Customer Cash Balances *($ millions)*	$ 2,085	$ 1,882	$ 1,376
Total Net Customer Assets *($ millions)*	$ 13,445	$ 11,061	$ 7,850

4Q 2020 Preliminary Results

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Supplemental Interest Rate Sensitivity (1) Net Financing Revenue Impacts : Baseline vs. Forward Curve 4Q 20 3Q 20 (2) (2) ($ millions) Gradual Instantaneous Gradual Instantaneous (3) -25 bps $ (3) $ (40) $ (1) $ (36) +100 bps $ 32 $ 68 $ 88 $ 181 Stable rate environment n/m $ (8) n/m $ 3 (1) Net financing revenue impacts reflect a rolling 12-month view. See page 30 for additional details. (2) Gradual changes in interest rates are recognized over 12 months. (3) The -100bps shock has been replaced with a -25bps shock, given low interest rate environment. 4Q 2020 Preliminary Results 28Supplemental Interest Rate Sensitivity (1) Net Financing Revenue Impacts : Baseline vs. Forward Curve 4Q 20 3Q 20 (2) (2) ($ millions) Gradual Instantaneous Gradual Instantaneous (3) -25 bps $ (3) $ (40) $ (1) $ (36) +100 bps $ 32 $ 68 $ 88 $ 181 Stable rate environment n/m $ (8) n/m $ 3 (1) Net financing revenue impacts reflect a rolling 12-month view. See page 30 for additional details. (2) Gradual changes in interest rates are recognized over 12 months. (3) The -100bps shock has been replaced with a -25bps shock, given low interest rate environment. 4Q 2020 Preliminary Results 28

Supplemental

Deferred Tax Asset and Tax Rate

Deferred Tax Asset / (Liability) ($ millions)	4Q 20 Gross DTA/(DTL) Balance	4Q 20 Valuation Allowance	4Q 20 Net DTA/(DTL) Balance	3Q 20[1] Net DTA/(DTL) Balance
Net Operating Loss (Federal)	$ 7	$ -	$ 7	$ 7
Tax Credit Carryforwards	1,786	(734)	1,052	1,085
State/Local Tax Carryforwards	163	(101)	62	42
Other Deferred Tax Liabilities, net [2]	(1,119)	-	(1,119)	(1,057)
Net Deferred Tax Asset / (Liability)	**$ 837**	**$ (835)**	**$ 2**	**$ 77**

(1) *GAAP does not prescribe a method for calculating individual elements of deferred taxes for interim periods; therefore, these balances are estimates.*

(2) *Primarily book / tax timing differences, including loan loss reserves impact of ~$0.3 billion related to CECL implementation.*

Deferred Tax Asset / (Liability) Utilization

($ millions)


Net GAAP DTA / (DTL) Balance
Disallowed DTA
-$9
$25
$215
$20
$137
$18
$77
$17
$2
$20
4Q 19
1Q 20
2Q 20
3Q 20
4Q 20

Note: 4Q19 to 1Q20 DTA build was significantly impacted by CECL adoption on 1-1-2020.

Effective Tax Rate Details	2020	2019
Adjusted Effective Tax Rate	23.2%	22.8%
Discrete Tax Items	0.0%	-10.2%
GAAP Effective Tax Rate	**23.2%**	**12.5%**

Note: Significant discrete tax items do not relate to the operating performance of the core businesses. 2019 effective tax rate was significantly impacted by the release of valuation allowance on foreign tax credit carryforwards.

4Q 2020 Preliminary Results

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Supplemental Notes on Non-GAAP and Other Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre-tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Adjusted noninterest expense, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document. 1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See pages 40-42 for calculation methodology and details. 2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 32 and 33 for calculation methodology and details. 3) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. See page 43 and 44 for calculation methodology and details. 4) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 43 for calculation methodology and details 5) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 6) Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. The analysis is highly dependent upon a variety of assumptions including the repricing characteristics of retail deposits with both contractual and non-contractual maturities. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see the 10-K for more details. 7) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 8) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 33 and 34 for more details. 9) U.S. consumer auto originations ▪ New Retail – standard and subvented rate new vehicle loans ▪ Lease – new vehicle lease originations ▪ Used – used vehicle loans ▪ Growth – total originations from non-GM/Chrysler dealers and direct-to-consumer loans ▪ Nonprime – originations with a FICO® score of less than 620 10) Customer retention rate is the annualized 3-month rolling average of 1 minus the monthly attrition rate; excludes escheatment. 4Q 2020 Preliminary Results 30Supplemental Notes on Non-GAAP and Other Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre-tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Adjusted noninterest expense, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Definitions of Non-GAAP Financial Measures and Other Key Terms, and Reconciliation to GAAP later in this document. 1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See pages 40-42 for calculation methodology and details. 2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 32 and 33 for calculation methodology and details. 3) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. See page 43 and 44 for calculation methodology and details. 4) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 43 for calculation methodology and details 5) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 6) Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. The analysis is highly dependent upon a variety of assumptions including the repricing characteristics of retail deposits with both contractual and non-contractual maturities. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see the 10-K for more details. 7) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 8) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 33 and 34 for more details. 9) U.S. consumer auto originations ▪ New Retail – standard and subvented rate new vehicle loans ▪ Lease – new vehicle lease originations ▪ Used – used vehicle loans ▪ Growth – total originations from non-GM/Chrysler dealers and direct-to-consumer loans ▪ Nonprime – originations with a FICO® score of less than 620 10) Customer retention rate is the annualized 3-month rolling average of 1 minus the monthly attrition rate; excludes escheatment. 4Q 2020 Preliminary Results 30

Supplemental Notes on Non-GAAP and Other Financial Measures 11) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. 12) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period. 4Q 2020 Preliminary Results 31Supplemental Notes on Non-GAAP and Other Financial Measures 11) Estimated Retail Auto Originated Yield is a forward-looking non-GAAP financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. 12) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period. 4Q 2020 Preliminary Results 31

Supplemental

GAAP to Core Results: Adjusted EPS - Annual

Adjusted Earnings per Share ("Adjusted EPS")

		FY 2020	FY 2019	FY 2018	FY 2017	FY 2016	FY 2015	FY 2014
Numerator ($ millions)								
GAAP net income attributable to common shareholders		$ 1,085	$ 1,715	$ 1,263	$ 929	$ 1,037	$ (1,282)	$ 882
Discontinued operations, net of tax		1	6	-	(3)	44	(392)	(225)
Core OID		36	29	86	71	59	59	186
Repositioning items		50	-	-	-	11	349	187
Change in fair value of equity securities		(29)	(89)	121	-	-	-	-
Tax on Core OID, repositioning items, & change in fair value of equity securities *(tax rate 21% starting 1Q18, 35% starting 1Q16; 34% prior)*		(1)	13	(43)	(25)	(24)	(139)	(127)
Significant discrete tax items		-	(201)	-	119	(84)	-	(91)
Series G actions		-	-	-	-	-	2,350	-
Series A actions		-	-	-	-	1	22	-
Core net income attributable to common shareholders	[a]	$ 1,141	$ 1,472	$ 1,427	$ 1,091	$ 1,043	$ 967	$ 812
Denominator								
Weighted-average common shares outstanding - *(Diluted, thousands)*	[b]	377,101	395,395	427,680	455,350	482,182	483,934	481,934
Adjusted EPS	[a] / [b]	$ 3.03	$ 3.72	$ 3.34	$ 2.39	$ 2.16	$ 2.00	$ 1.68

Adjusted earnings per share (Adjusted EPS) *is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.*

4Q 2020 Preliminary Results

ally do it right. | 32

Supplemental GAAP to Core Results: Adjusted EPS - Quarterly Adjusted Earnings per Share ( Adjusted EPS ) QUARTERLY TREND 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 Numerator ($ millions) GAAP net income attributable to common shareholders $ 687 $ 476 $ 241 $ (319) $ 378 $ 381 $ 582 $ 374 $ 290 $ 374 $ 349 $ 250 $ 181 Discontinued operations, net of tax - - 1 - 3 - 2 1 (1) - (1) 2 (2) Core OID 9 9 9 8 8 7 7 7 23 22 21 20 19 Repositioning items - - 50 - - - - - - - - - - Change in fair value of equity securities (111) (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - Tax on Core OID, repositioning items, & change in fair value of equity securities 21 1 17 (41) 4 (4) (1) 13 (25) (3) (3) (13) (7) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - - (201) - - - - - 119 Core net income attributable to common shareholders [a] $ 606 $ 473 $ 228 $ (166) $ 364 $ 396 $ 387 $ 325 $ 382 $ 386 $ 358 $ 300 $ 310 Denominator Weighted-average common shares outstanding - (Diluted, thousands) [b] 378,424 377,011 375,762 375,723 383,391 392,604 399,916 405,959 414,750 424,784 432,554 438,931 444,985 0 Metric GAAP EPS $ 1.82 $ 1.26 $ 0.64 $ (0.85) $ 0.99 $ 0.97 $ 1.46 $ 0.92 $ 0.70 $ 0.88 $ 0.81 $ 0.57 $ 0.41 Discontinued operations, net of tax - - 0.00 - 0.01 - 0.01 0 .00 (0.00) - (0.00) 0 .00 (0.00) Core OID 0 .02 0 .02 0.02 0.02 0 .02 0 .02 0 .02 0 .02 0.06 0.05 0 .05 0.05 0 .04 Repositioning items - - 0 .13 - - - - - - - - - - Change in fair value of equity securities (0.29) (0.04) (0.24) 0.49 (0.08) 0.03 (0.01) (0.17) 0 .23 (0.01) (0.02) 0 .09 - Tax on Core OID, repositioning items, & change in fair value of equity securities 0 .06 0 .00 0 .05 (0.11) 0 .01 (0.01) (0.00) 0 .03 (0.06) (0.01) (0.01) (0.03) (0.02) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - - (0.50) - - - - - 0 .27 Adjusted EPS [a] / [b] $ 1.60 $ 1.25 $ 0.61 $ (0.44) $ 0.95 $ 1.01 $ 0.97 $ 0.80 $ 0.92 $ 0.91 $ 0.83 $ 0.68 $ 0.70 Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods. 4Q 2020 Preliminary Results 33Supplemental GAAP to Core Results: Adjusted EPS - Quarterly Adjusted Earnings per Share ( Adjusted EPS ) QUARTERLY TREND 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 Numerator ($ millions) GAAP net income attributable to common shareholders $ 687 $ 476 $ 241 $ (319) $ 378 $ 381 $ 582 $ 374 $ 290 $ 374 $ 349 $ 250 $ 181 Discontinued operations, net of tax - - 1 - 3 - 2 1 (1) - (1) 2 (2) Core OID 9 9 9 8 8 7 7 7 23 22 21 20 19 Repositioning items - - 50 - - - - - - - - - - Change in fair value of equity securities (111) (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - Tax on Core OID, repositioning items, & change in fair value of equity securities 21 1 17 (41) 4 (4) (1) 13 (25) (3) (3) (13) (7) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - - (201) - - - - - 119 Core net income attributable to common shareholders [a] $ 606 $ 473 $ 228 $ (166) $ 364 $ 396 $ 387 $ 325 $ 382 $ 386 $ 358 $ 300 $ 310 Denominator Weighted-average common shares outstanding - (Diluted, thousands) [b] 378,424 377,011 375,762 375,723 383,391 392,604 399,916 405,959 414,750 424,784 432,554 438,931 444,985 0 Metric GAAP EPS $ 1.82 $ 1.26 $ 0.64 $ (0.85) $ 0.99 $ 0.97 $ 1.46 $ 0.92 $ 0.70 $ 0.88 $ 0.81 $ 0.57 $ 0.41 Discontinued operations, net of tax - - 0.00 - 0.01 - 0.01 0 .00 (0.00) - (0.00) 0 .00 (0.00) Core OID 0 .02 0 .02 0.02 0.02 0 .02 0 .02 0 .02 0 .02 0.06 0.05 0 .05 0.05 0 .04 Repositioning items - - 0 .13 - - - - - - - - - - Change in fair value of equity securities (0.29) (0.04) (0.24) 0.49 (0.08) 0.03 (0.01) (0.17) 0 .23 (0.01) (0.02) 0 .09 - Tax on Core OID, repositioning items, & change in fair value of equity securities 0 .06 0 .00 0 .05 (0.11) 0 .01 (0.01) (0.00) 0 .03 (0.06) (0.01) (0.01) (0.03) (0.02) (assumes 21% tax rate starting in 1Q18, 35% prior) Significant discrete tax items - - - - - - (0.50) - - - - - 0 .27 Adjusted EPS [a] / [b] $ 1.60 $ 1.25 $ 0.61 $ (0.44) $ 0.95 $ 1.01 $ 0.97 $ 0.80 $ 0.92 $ 0.91 $ 0.83 $ 0.68 $ 0.70 Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods. 4Q 2020 Preliminary Results 33

Supplemental GAAP to Core Results: Adjusted TBVPS - Annual Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 Numerator ($ billions) GAAP shareholder's equity $ 14.7 $ 14.4 $ 13.3 $ 13.5 $ 13.3 $ 13.4 $ 15.4 Preferred equity - - - - - (0.7) (1.3) GAAP common shareholder's equity $ 14.7 $ 14.4 $ 13.3 $ 13.5 $ 13.3 $ 12.7 $ 14.1 Goodwill and identifiable intangibles, net of DTLs (0.4) (0.5) (0.3) (0.3) (0.3) (0.0) (0.0) Tangible common equity 14.3 1 4.0 13.0 13.2 13.0 1 2.7 1 4.1 Tax-effected Core OID balance (21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior) (0.8) (0.8) (0.9) (0.9) (0.8) (0.9) (0.9) Series G discount - - - - - - (2.3) Adjusted tangible book value [a] $ 13.5 $ 13.1 $ 12.1 $ 12.3 $ 12.2 $ 11.9 $ 10.9 Denominator Issued shares outstanding (period-end, thousands) [b] 374,674 374,332 404,900 437,054 467,000 481,980 480,095 Metric GAAP shareholder's equity per share $ 39.2 $ 38.5 $ 32.8 $ 30.9 $ 28.5 $ 27.9 $ 32.1 Preferred equity per share - - - - - (1.4) (2.6) GAAP common shareholder's equity per share $ 39.2 $ 38.5 $ 32.8 $ 30.9 $ 28.5 $ 26.4 $ 29.5 Goodwill and identifiable intangibles, net of DTLs per share (1.0) (1.2) (0.7) (0.7) (0.6) (0.1) (0.1) Tangible common equity per share 3 8.2 3 7.3 32.1 3 0.2 2 7.9 26.4 29.4 Tax-effected Core OID balance (21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior) per share (2.2) (2.2) (2.1) (2.1) (1.7) (1.8) (1.9) Series G discount per share - - - - - - (4.9) Adjusted tangible book value per share [a] / [b] $ 36.1 $ 35.1 $ 29.9 $ 28.1 $ 26.2 $ 24.6 $ 22.7 Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. 4Q 2020 Preliminary Results 34Supplemental GAAP to Core Results: Adjusted TBVPS - Annual Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 Numerator ($ billions) GAAP shareholder's equity $ 14.7 $ 14.4 $ 13.3 $ 13.5 $ 13.3 $ 13.4 $ 15.4 Preferred equity - - - - - (0.7) (1.3) GAAP common shareholder's equity $ 14.7 $ 14.4 $ 13.3 $ 13.5 $ 13.3 $ 12.7 $ 14.1 Goodwill and identifiable intangibles, net of DTLs (0.4) (0.5) (0.3) (0.3) (0.3) (0.0) (0.0) Tangible common equity 14.3 1 4.0 13.0 13.2 13.0 1 2.7 1 4.1 Tax-effected Core OID balance (21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior) (0.8) (0.8) (0.9) (0.9) (0.8) (0.9) (0.9) Series G discount - - - - - - (2.3) Adjusted tangible book value [a] $ 13.5 $ 13.1 $ 12.1 $ 12.3 $ 12.2 $ 11.9 $ 10.9 Denominator Issued shares outstanding (period-end, thousands) [b] 374,674 374,332 404,900 437,054 467,000 481,980 480,095 Metric GAAP shareholder's equity per share $ 39.2 $ 38.5 $ 32.8 $ 30.9 $ 28.5 $ 27.9 $ 32.1 Preferred equity per share - - - - - (1.4) (2.6) GAAP common shareholder's equity per share $ 39.2 $ 38.5 $ 32.8 $ 30.9 $ 28.5 $ 26.4 $ 29.5 Goodwill and identifiable intangibles, net of DTLs per share (1.0) (1.2) (0.7) (0.7) (0.6) (0.1) (0.1) Tangible common equity per share 3 8.2 3 7.3 32.1 3 0.2 2 7.9 26.4 29.4 Tax-effected Core OID balance (21% tax rate starting 4Q17, 35% starting 1Q16; 34% prior) per share (2.2) (2.2) (2.1) (2.1) (1.7) (1.8) (1.9) Series G discount per share - - - - - - (4.9) Adjusted tangible book value per share [a] / [b] $ 36.1 $ 35.1 $ 29.9 $ 28.1 $ 26.2 $ 24.6 $ 22.7 Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. 4Q 2020 Preliminary Results 34

Supplemental GAAP to Core Results: Adjusted TBVPS - Quarterly Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) QUARTERLY TREND 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 Numerator ($ billions) GAAP common shareholder's equity $ 14.7 $ 14.1 $ 13.8 $ 13.5 $ 14.4 $ 14.5 $ 14.3 $ 13.7 $ 13.3 $ 13.1 $ 13.1 $ 13.1 $ 13.5 Goodwill and identifiable intangibles, net of DTLs (0.4) (0.4) (0.4) (0.4) (0.5) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) Tangible common equity 14.3 1 3.7 1 3.4 1 3.1 14.0 1 4.2 14.0 13.4 13.0 1 2.8 1 2.8 12.8 1 3.2 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) (0.8) (0.8) (0.8) (0.8) (0.8) (0.8) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) Adjusted tangible book value [a] $ 13.5 $ 12.9 $ 12.6 $ 12.2 $ 13.1 $ 13.3 $ 13.2 $ 12.6 $ 12.1 $ 11.9 $ 12.0 $ 11.9 $ 12.3 Denominator Issued shares outstanding (period-end, thousands) [b] 374,674 373,857 373,837 373,155 374,332 383,523 392,775 399,761 404,900 416,591 425,752 432,691 437,054 Metric GAAP common shareholder's equity per share $ 39.2 $ 37.8 $ 37.0 $ 36.2 $ 38.5 $ 37.7 $ 36.4 $ 34.3 $ 32.8 $ 31.4 $ 30.9 $ 30.2 $ 30.9 Goodwill and identifiable intangibles, net of DTLs per share (1.0) (1.0) (1.0) (1.2) (1.2) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) Tangible common equity per share 3 8.2 3 6.7 3 5.9 3 5.0 3 7.3 3 7.0 3 5.7 3 3.6 32.1 30.7 3 0.2 2 9.6 30.2 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) per share (2.2) (2.2) (2.2) (2.2) (2.2) (2.2) (2.2) (2.1) (2.1) (2.1) (2.1) (2.1) (2.1) Adjusted tangible book value per share [a] / [b] $ 36.1 $ 34.6 $ 33.7 $ 32.8 $ 35.1 $ 34.7 $ 33.6 $ 31.4 $ 29.9 $ 28.6 $ 28.1 $ 27.4 $ 28.1 Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. Calculated Impact to Adjusted TBVPS from CECL Day-1 1Q 20 Numerator ($ billions) Adjusted tangible book value $ 12.2 CECL Day-1 impact to retained earnings, net of tax 1.0 Adjusted tangible book value less CECL Day-1 impact [a] $ 13.3 Denominator Issued shares outstanding (period-end, thousands) [b] 373,155 Metric Adjusted TBVPS $ 32.8 CECL Day-1 impact to retained earnings, net of tax per share 2.7 Adjusted tangible book value, less CECL Day-1 impact per share [a] / [b] $ 35.5 Ally adopted CECL on January 1, 2020. Upon implementation of CECL Ally recognized a reduction to our opening retained earnings balance of approximately $1.0 billion, net of income tax, which reflects a pre-tax increase to the allowance for loan losses of approximately $1.3 billion. This increase is almost exclusively driven by our consumer automotive loan portfolio. 4Q 2020 Preliminary Results 35Supplemental GAAP to Core Results: Adjusted TBVPS - Quarterly Adjusted Tangible Book Value per Share ( Adjusted TBVPS ) QUARTERLY TREND 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 Numerator ($ billions) GAAP common shareholder's equity $ 14.7 $ 14.1 $ 13.8 $ 13.5 $ 14.4 $ 14.5 $ 14.3 $ 13.7 $ 13.3 $ 13.1 $ 13.1 $ 13.1 $ 13.5 Goodwill and identifiable intangibles, net of DTLs (0.4) (0.4) (0.4) (0.4) (0.5) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) (0.3) Tangible common equity 14.3 1 3.7 1 3.4 1 3.1 14.0 1 4.2 14.0 13.4 13.0 1 2.8 1 2.8 12.8 1 3.2 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) (0.8) (0.8) (0.8) (0.8) (0.8) (0.8) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) (0.9) Adjusted tangible book value [a] $ 13.5 $ 12.9 $ 12.6 $ 12.2 $ 13.1 $ 13.3 $ 13.2 $ 12.6 $ 12.1 $ 11.9 $ 12.0 $ 11.9 $ 12.3 Denominator Issued shares outstanding (period-end, thousands) [b] 374,674 373,857 373,837 373,155 374,332 383,523 392,775 399,761 404,900 416,591 425,752 432,691 437,054 Metric GAAP common shareholder's equity per share $ 39.2 $ 37.8 $ 37.0 $ 36.2 $ 38.5 $ 37.7 $ 36.4 $ 34.3 $ 32.8 $ 31.4 $ 30.9 $ 30.2 $ 30.9 Goodwill and identifiable intangibles, net of DTLs per share (1.0) (1.0) (1.0) (1.2) (1.2) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) (0.7) Tangible common equity per share 3 8.2 3 6.7 3 5.9 3 5.0 3 7.3 3 7.0 3 5.7 3 3.6 32.1 30.7 3 0.2 2 9.6 30.2 Tax-effected Core OID balance (assumes 21% tax rate starting in 4Q17, 35% prior) per share (2.2) (2.2) (2.2) (2.2) (2.2) (2.2) (2.2) (2.1) (2.1) (2.1) (2.1) (2.1) (2.1) Adjusted tangible book value per share [a] / [b] $ 36.1 $ 34.6 $ 33.7 $ 32.8 $ 35.1 $ 34.7 $ 33.6 $ 31.4 $ 29.9 $ 28.6 $ 28.1 $ 27.4 $ 28.1 Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. Calculated Impact to Adjusted TBVPS from CECL Day-1 1Q 20 Numerator ($ billions) Adjusted tangible book value $ 12.2 CECL Day-1 impact to retained earnings, net of tax 1.0 Adjusted tangible book value less CECL Day-1 impact [a] $ 13.3 Denominator Issued shares outstanding (period-end, thousands) [b] 373,155 Metric Adjusted TBVPS $ 32.8 CECL Day-1 impact to retained earnings, net of tax per share 2.7 Adjusted tangible book value, less CECL Day-1 impact per share [a] / [b] $ 35.5 Ally adopted CECL on January 1, 2020. Upon implementation of CECL Ally recognized a reduction to our opening retained earnings balance of approximately $1.0 billion, net of income tax, which reflects a pre-tax increase to the allowance for loan losses of approximately $1.3 billion. This increase is almost exclusively driven by our consumer automotive loan portfolio. 4Q 2020 Preliminary Results 35

Supplemental

GAAP to Core Results: Core ROTCE - Annual

Core Return on Tangible Common Equity ("Core ROTCE")

		FY 2020	FY 2019	FY 2018	FY 2017	FY 2016	FY 2015	FY 2014
Numerator ($ millions)								
GAAP net income attributable to common shareholders		$ 1,085	$ 1,715	$ 1,263	$ 929	$ 1,037	$ (1,282)	$ 882
Discontinued operations, net of tax		1	6	-	(3)	44	(392)	(225)
Core OID		36	29	86	71	59	59	186
Repositioning items		50	-	-	-	11	349	187
Change in fair value of equity securities		(29)	(89)	121	-	-	-	-
Tax on Core OID & change in fair value of equity securities *(tax rate 21% starting in 1Q18, 35% prior)*		(1)	13	(43)	(25)	(24)	(139)	(127)
Significant Discrete tax items & other		-	(201)	-	119	(84)	22	(103)
Series G actions		-	-	-	-	-	2,350	-
Series A actions		-	-	-	-	1	22	-
Core net income attributable to common shareholders	[a]	$ 1,141	$ 1,472	$ 1,427	$ 1,091	$ 1,043	$ 990	$ 800
Denominator (Average, $ billions)								
GAAP shareholder's equity		$ 14.1	$ 13.8	$ 13.4	$ 13.4	$ 13.4	$ 14.4	$ 14.8
Preferred equity		-	-	-	-	(0.3)	(1.0)	(1.3)
Goodwill & identifiable intangibles, net of deferred tax liabilities ("DTLs")		(0.4)	(0.4)	(0.3)	(0.3)	(0.2)	(0.0)	(0.0)
Tangible common equity		$ 13.7	$ 13.5	$ 13.1	$ 13.1	$ 12.9	$ 13.4	$ 13.5
Core OID balance		(1.0)	(1.1)	(1.1)	(1.2)	(1.3)	(1.3)	(1.4)
Net deferred tax asset ("DTA")		(0.1)	(0.2)	(0.4)	(0.7)	(1.2)	(1.6)	(1.9)
Normalized common equity	[b]	$ 12.6	$ 12.2	$ 11.6	$ 11.2	$ 10.4	$ 10.5	$ 10.2
Core Return on Tangible Common Equity	[a] / [b]	9.1%	12.0%	12.3%	9.8%	10.0%	9.4%	7.9%

Core return on tangible common equity (Core ROTCE) *is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally's Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.*

(1) *In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.*

(2) *In the denominator, GAAP shareholder's equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.*

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Supplemental

GAAP to Core Results: Core ROTCE - Quarterly

Core Return on Tangible Common Equity ("Core ROTCE")		QUARTERLY TREND				
		4Q 20	3Q 20	2Q 20	1Q 20	4Q 19
Numerator ($ millions)						
GAAP net income attributable to common shareholders		$ 687	$ 476	$ 241	$ (319)	$ 378
Discontinued operations, net of tax		-	-	1	-	3
Core OID		9	9	9	8	8
Repositioning Items		-	-	50	-	-
Change in fair value of equity securities		(111)	(13)	(90)	185	(29)
Tax on Core OID & change in fair value of equity securities *(assumes 21% tax rate)*		21	1	17	(41)	4
Significant discrete tax items & other		-	-	-	-	-
Core net income attributable to common shareholders	[a]	$ 606	$ 473	$ 228	$ (166)	$ 364
Denominator (Average, $ billions)						
GAAP shareholder's equity		$ 14.4	$ 14.0	$ 13.7	$ 14.0	$ 14.4
Goodwill & identifiable intangibles, net of deferred tax liabilities ("DTLs")		(0.4)	(0.4)	(0.4)	(0.4)	(0.4)
Tangible common equity		$ 14.0	$ 13.6	$ 13.3	$ 13.5	$ 14.1
Core OID balance		(1.0)	(1.0)	(1.1)	(1.1)	(1.1)
Net deferred tax asset ("DTA")		(0.1)	(0.1)	(0.2)	(0.1)	(0.0)
Normalized common equity	[b]	$ 12.9	$ 12.4	$ 12.0	$ 12.3	$ 13.0
Core Return on Tangible Common Equity	[a] / [b]	18.7%	15.2%	7.6%	-5.4%	11.2%

***Core return on tangible common equity (Core ROTCE)** is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally's Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.*

(1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

(2) In the denominator, GAAP shareholder's equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

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Supplemental

GAAP to Core Results: Adjusted Efficiency Ratio - Annual

Adjusted Efficiency Ratio		FY 2020	FY 2019	FY 2018	FY 2017	FY 2016	FY 2015	FY 2014
Numerator ($ millions)								
GAAP noninterest expense		$ 3,833	$ 3,429	$ 3,264	$ 3,110	$ 2,939	$ 2,761	$ 2,948
Rep and warrant expense		(0)	(0)	3	0	6	13	10
Insurance expense		(1,092)	(1,013)	(955)	(950)	(940)	(879)	(988)
Repositioning items		(50)	-	-	-	(9)	(7)	(39)
Adjusted noninterest expense for efficiency ratio	[a]	$ 2,691	$ 2,416	$ 2,312	$ 2,160	$ 1,997	$ 1,888	$ 1,932
Denominator ($ millions)								
Total net revenue		$ 6,686	$ 6,394	$ 5,804	$ 5,765	$ 5,437	$ 4,861	$ 4,651
Core OID		36	29	86	71	59	59	186
Insurance revenue		(1,376)	(1,328)	(1,035)	(1,118)	(1,097)	(1,090)	(1,185)
Repositioning items		-	-	-	-	3	342	148
Adjusted net revenue for efficiency ratio	[b]	$ 5,346	$ 5,095	$ 4,855	$ 4,718	$ 4,401	$ 4,172	$ 3,800
Adjusted Efficiency Ratio	[a] / [b]	50.3%	47.4%	47.6%	45.8%	45.4%	45.3%	50.8%

***Adjusted efficiency ratio** is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers.*

(1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods.

(2) In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue. See page 19 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance segment.

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Supplemental

GAAP to Core Results: Adjusted Efficiency Ratio - Quarterly

Adjusted Efficiency Ratio		QUARTERLY TREND				
		4Q 20	3Q 20	2Q 20	1Q 20	4Q 19
Numerator ($ millions)						
GAAP noninterest expense		$ 1,023	$ 905	$ 985	$ 920	$ 880
Rep and warrant expense		(0)	-	-	-	-
Insurance expense		(246)	(268)	(322)	(256)	(238)
Repositioning items		-	-	(50)	-	-
Adjusted noninterest expense for efficiency ratio	[a]	$ 777	$ 637	$ 613	$ 664	$ 642
Denominator ($ millions)						
Total net revenue		$ 1,981	$ 1,684	$ 1,609	$ 1,412	$ 1,643
Core OID		9	9	9	8	8
Insurance revenue		(429)	(346)	(450)	(151)	(352)
Adjusted net revenue for the efficiency ratio	[b]	$ 1,561	$ 1,347	$ 1,168	$ 1,269	$ 1,299
Adjusted Efficiency Ratio	[a] / [b]	49.8%	47.3%	52.5%	52.3%	49.4%

Adjusted efficiency ratio *is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers.*

(1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods.

(2) In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue. See page 19 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance segment.

4Q 2020 Preliminary Results

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Supplemental Notes on Non-GAAP and Other Financial Measures ($ millions) FY 2020 FY 2019 FY 2018 Core OID & Change in fair Core OID & Change in fair Core OID & Change in fair (1) (1) (1) GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP Items securities Items securities Items securities Consolidated Ally Net financing revenue $ 4,703 $ 36 $ - $ 4,739 $ 4,633 $ 29 $ - $ 4,662 $ 4,390 $ 86 $ - $ 4,476 Total other revenue 1,983 - (29) 1 ,954 1,761 - (89) 1,672 1,414 - 121 1,535 Provision for loan losses 1 ,439 - - 1,439 998 - - 998 918 - - 918 Noninterest expense 3,833 (50) - 3 ,783 3,429 - - 3,429 3,264 - - 3 ,264 Pre-tax income from continuing operations $ 1,414 $ 86 $ (29) $ 1,470 $ 1,967 $ 29 $ (89) $ 1,907 $ 1,622 $ 86 $ 121 $ 1,829 Corporate / Other Net financing revenue $ (40) $ 36 $ - $ (4) $ 28 $ 29 $ - $ 57 $ 184 $ 86 $ - $ 270 Total other revenue 298 - - 298 171 - - 171 119 - - 119 Provision for loan losses 47 - - 47 (5) - - (5) (15) - - (15) Noninterest expense 507 (50) - 457 363 - - 363 333 - - 333 Pre-tax income from continuing operations $ (296) $ 86 $ - $ (210) $ (159) $ 29 $ - $ (130) $ (15) $ 86 $ - $ 71 Insurance Premiums, service revenue earned and other $ 1,114 $ - $ - $ 1,114 $ 1,099 $ - $ - $ 1,099 $ 1,032 $ - $ - $ 1,032 Losses and loss adjustment expenses 363 - - 363 321 - - 321 295 - - 295 Acquisition and underwriting expenses 729 - - 729 692 - - 692 660 - - 660 Investment income and other 262 - (31) 231 229 - (88) 141 3 - 112 115 Pre-tax income from continuing operations $ 284 $ - $ (31) $ 253 $ 315 $ - $ (88) $ 227 $ 80 $ - $ 112 $ 192 Corporate Finance Net financing revenue $ 299 $ - $ - $ 299 $ 239 $ - $ - $ 239 $ 204 $ - $ - $ 204 Total other revenue 45 - 1 46 45 - (2) 43 38 - 9 47 Provision for loan losses 149 - - 149 36 - - 36 12 - - 12 Noninterest expense 107 - - 107 95 - - 95 86 - - 86 Pre-tax income from continuing operations $ 88 $ - $ 1 $ 89 $ 153 $ - $ (2) $ 151 $ 144 $ - $ 9 $ 153 (1) Non-GAAP line items walk to Core pre-tax income, a non-GAAP financial measure that adjusts pre-tax income. See page 30 for definitions. 4Q 2020 Preliminary Results 40Supplemental Notes on Non-GAAP and Other Financial Measures ($ millions) FY 2020 FY 2019 FY 2018 Core OID & Change in fair Core OID & Change in fair Core OID & Change in fair (1) (1) (1) GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP Items securities Items securities Items securities Consolidated Ally Net financing revenue $ 4,703 $ 36 $ - $ 4,739 $ 4,633 $ 29 $ - $ 4,662 $ 4,390 $ 86 $ - $ 4,476 Total other revenue 1,983 - (29) 1 ,954 1,761 - (89) 1,672 1,414 - 121 1,535 Provision for loan losses 1 ,439 - - 1,439 998 - - 998 918 - - 918 Noninterest expense 3,833 (50) - 3 ,783 3,429 - - 3,429 3,264 - - 3 ,264 Pre-tax income from continuing operations $ 1,414 $ 86 $ (29) $ 1,470 $ 1,967 $ 29 $ (89) $ 1,907 $ 1,622 $ 86 $ 121 $ 1,829 Corporate / Other Net financing revenue $ (40) $ 36 $ - $ (4) $ 28 $ 29 $ - $ 57 $ 184 $ 86 $ - $ 270 Total other revenue 298 - - 298 171 - - 171 119 - - 119 Provision for loan losses 47 - - 47 (5) - - (5) (15) - - (15) Noninterest expense 507 (50) - 457 363 - - 363 333 - - 333 Pre-tax income from continuing operations $ (296) $ 86 $ - $ (210) $ (159) $ 29 $ - $ (130) $ (15) $ 86 $ - $ 71 Insurance Premiums, service revenue earned and other $ 1,114 $ - $ - $ 1,114 $ 1,099 $ - $ - $ 1,099 $ 1,032 $ - $ - $ 1,032 Losses and loss adjustment expenses 363 - - 363 321 - - 321 295 - - 295 Acquisition and underwriting expenses 729 - - 729 692 - - 692 660 - - 660 Investment income and other 262 - (31) 231 229 - (88) 141 3 - 112 115 Pre-tax income from continuing operations $ 284 $ - $ (31) $ 253 $ 315 $ - $ (88) $ 227 $ 80 $ - $ 112 $ 192 Corporate Finance Net financing revenue $ 299 $ - $ - $ 299 $ 239 $ - $ - $ 239 $ 204 $ - $ - $ 204 Total other revenue 45 - 1 46 45 - (2) 43 38 - 9 47 Provision for loan losses 149 - - 149 36 - - 36 12 - - 12 Noninterest expense 107 - - 107 95 - - 95 86 - - 86 Pre-tax income from continuing operations $ 88 $ - $ 1 $ 89 $ 153 $ - $ (2) $ 151 $ 144 $ - $ 9 $ 153 (1) Non-GAAP line items walk to Core pre-tax income, a non-GAAP financial measure that adjusts pre-tax income. See page 30 for definitions. 4Q 2020 Preliminary Results 40

Supplemental Notes on Non-GAAP and Other Financial Measures ($ millions) FY 2017 FY 2016 FY 2015 FY 2014 Core OID & Change in fair Core OID & Change in fair Core OID & Change in fair Core OID & Change in fair (1) (1) (1) (1) GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP Items securities Items securities Items securities Items securities Consolidated Ally Net financing revenue $ 4,221 $ 71 $ - $ 4,292 $ 3,907 $ 57 $ - $ 3,964 $ 3,719 $ 45 $ - $ 3,764 $ 3,375 $ 172 $ - $ 3,547 Total other revenue 1 ,544 - - 1,544 1,530 4 - 1,534 1,142 356 - 1,498 1,276 162 - 1 ,438 Provision for loan losses 1 ,148 - - 1,148 917 - - 917 707 - - 707 457 - - 457 Noninterest expense 3,110 - - 3,110 2 ,939 (9) - 2 ,931 2,761 (7) - 2,754 2,948 (39) - 2,909 Pre-tax income from continuing operations $ 1,507 $ 71 $ - $ 1,578 $ 1,581 $ 70 $ - $ 1,651 $ 1,393 $ 408 $ - $ 1,801 $ 1,246 $ 373 $ - $ 1,619 Corporate / Other Net financing revenue $ 150 $ 71 $ - $ 221 $ (37) $ 57 $ - $ 20 $ 87 $ 45 $ - $ 132 $ (97) $ 172 $ - $ 75 Total other revenue 81 - - 81 162 4 - 166 (151) 356 - 205 (149) 162 - 13 Provision for loan losses (16) - - (16) (13) - - (13) (5) - - (5) (72) - - (72) Noninterest expense 262 - - 262 199 (9) - 190 155 (7) - 148 282 (39) - 243 Pre-tax income from continuing operations $ (15) $ 71 $ - $ 56 $ (61) $ 70 $ - $ 9 $ (214) $ 408 $ - $ 194 $ (456) $ 373 $ - $ (83) Insurance Premiums, service revenue earned and other $ 981 $ - $ - $ 981 $ 952 $ - $ - $ 952 $ 948 $ - $ - $ 948 $ 986 $ - $ - $ 986 Losses and loss adjustment expenses 332 - - 332 342 - - 342 293 - - 293 410 - - 410 Acquisition and underwriting expenses 618 - - 618 598 - - 598 586 - - 586 578 - - 578 Investment income and other 137 - - 137 145 - - 145 142 - - 142 199 - - 199 Pre-tax income from continuing operations $ 168 $ - $ - $ 168 $ 157 $ - $ - $ 157 $ 211 $ - $ - $ 211 $ 197 $ - $ - $ 197 Corporate Finance Net financing revenue $ 167 $ - $ - $ 167 $ 121 $ - $ - $ 121 $ 89 $ - $ - $ 89 $ 59 $ - $ - $ 59 Total other revenue 45 - - 45 26 - - 26 25 - - 25 32 - - 32 Provision for loan losses 22 - - 22 10 - - 10 9 - - 9 (16) - - (16) Noninterest expense 76 - - 76 66 - - 66 55 - - 55 43 - - 43 Pre-tax income from continuing operations $ 114 $ - $ - $ 114 $ 71 $ - $ - $ 71 $ 50 $ - $ - $ 50 $ 64 $ - $ - $ 64 (1) Non-GAAP line items walk to Core pre-tax income, a non-GAAP financial measure that adjusts pre-tax income. See page 30 for definitions. 4Q 2020 Preliminary Results 41Supplemental Notes on Non-GAAP and Other Financial Measures ($ millions) FY 2017 FY 2016 FY 2015 FY 2014 Core OID & Change in fair Core OID & Change in fair Core OID & Change in fair Core OID & Change in fair (1) (1) (1) (1) GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP GAAP Repositioning value of equity Non-GAAP Items securities Items securities Items securities Items securities Consolidated Ally Net financing revenue $ 4,221 $ 71 $ - $ 4,292 $ 3,907 $ 57 $ - $ 3,964 $ 3,719 $ 45 $ - $ 3,764 $ 3,375 $ 172 $ - $ 3,547 Total other revenue 1 ,544 - - 1,544 1,530 4 - 1,534 1,142 356 - 1,498 1,276 162 - 1 ,438 Provision for loan losses 1 ,148 - - 1,148 917 - - 917 707 - - 707 457 - - 457 Noninterest expense 3,110 - - 3,110 2 ,939 (9) - 2 ,931 2,761 (7) - 2,754 2,948 (39) - 2,909 Pre-tax income from continuing operations $ 1,507 $ 71 $ - $ 1,578 $ 1,581 $ 70 $ - $ 1,651 $ 1,393 $ 408 $ - $ 1,801 $ 1,246 $ 373 $ - $ 1,619 Corporate / Other Net financing revenue $ 150 $ 71 $ - $ 221 $ (37) $ 57 $ - $ 20 $ 87 $ 45 $ - $ 132 $ (97) $ 172 $ - $ 75 Total other revenue 81 - - 81 162 4 - 166 (151) 356 - 205 (149) 162 - 13 Provision for loan losses (16) - - (16) (13) - - (13) (5) - - (5) (72) - - (72) Noninterest expense 262 - - 262 199 (9) - 190 155 (7) - 148 282 (39) - 243 Pre-tax income from continuing operations $ (15) $ 71 $ - $ 56 $ (61) $ 70 $ - $ 9 $ (214) $ 408 $ - $ 194 $ (456) $ 373 $ - $ (83) Insurance Premiums, service revenue earned and other $ 981 $ - $ - $ 981 $ 952 $ - $ - $ 952 $ 948 $ - $ - $ 948 $ 986 $ - $ - $ 986 Losses and loss adjustment expenses 332 - - 332 342 - - 342 293 - - 293 410 - - 410 Acquisition and underwriting expenses 618 - - 618 598 - - 598 586 - - 586 578 - - 578 Investment income and other 137 - - 137 145 - - 145 142 - - 142 199 - - 199 Pre-tax income from continuing operations $ 168 $ - $ - $ 168 $ 157 $ - $ - $ 157 $ 211 $ - $ - $ 211 $ 197 $ - $ - $ 197 Corporate Finance Net financing revenue $ 167 $ - $ - $ 167 $ 121 $ - $ - $ 121 $ 89 $ - $ - $ 89 $ 59 $ - $ - $ 59 Total other revenue 45 - - 45 26 - - 26 25 - - 25 32 - - 32 Provision for loan losses 22 - - 22 10 - - 10 9 - - 9 (16) - - (16) Noninterest expense 76 - - 76 66 - - 66 55 - - 55 43 - - 43 Pre-tax income from continuing operations $ 114 $ - $ - $ 114 $ 71 $ - $ - $ 71 $ 50 $ - $ - $ 50 $ 64 $ - $ - $ 64 (1) Non-GAAP line items walk to Core pre-tax income, a non-GAAP financial measure that adjusts pre-tax income. See page 30 for definitions. 4Q 2020 Preliminary Results 41

Supplemental

Notes on Non-GAAP and Other Financial Measures

($ millions)	4Q 20 GAAP	4Q 20 Core OID	4Q 20 Change in fair value of equity securities	4Q 20 Repositioning	4Q 20 Non-GAAP (1)	3Q 20 GAAP	3Q 20 Core OID	3Q 20 Change in fair value of equity securities	3Q 20 Repositioning	3Q 20 Non-GAAP (1)	4Q 19 GAAP	4Q 19 Core OID	4Q 19 Change in fair value of equity securities	4Q 19 Repositioning	4Q 19 Non-GAAP (1)
Consolidated Ally															
Net financing revenue	$ 1,303	$ 9	$ -	$ -	$ 1,312	$ 1,200	$ 9	$ -	$ -	$ 1,209	$ 1,156	$ 8	$ -	$ -	$ 1,164
Total other revenue	678	-	(111)	-	567	484	-	(13)	-	471	487	-	(29)	-	458
Provision for credit losses	102	-	-	-	102	147	-	-	-	147	276	-	-	-	276
Noninterest expense	1,023	-	-	-	1,023	905	-	-	-	905	880	-	-	-	880
Pre-tax income	$ 856	$ 9	$ (111)	$ -	$ 754	$ 632	$ 9	$ (13)	$ -	$ 628	$ 487	$ 8	$ (29)	$ -	$ 466
Corporate / Other															
Net financing revenue	$ 43	$ 9	$ -	$ -	$ 52	$ (15)	$ 9	$ -	$ -	$ (6)	$ (18)	$ 8	$ -	$ -	$ (10)
Total other revenue	147	-	-	-	147	40	-	-	-	40	66	-	-	-	66
Provision for credit losses	4	-	-	-	4	18	-	-	-	18	11	-	-	-	11
Noninterest expense	147	-	-	-	147	105	-	-	-	105	117	-	-	-	117
Pre-tax income	$ 39	$ 9	$ -	$ -	$ 48	$ (98)	$ 9	$ -	$ -	$ (89)	$ (80)	$ 8	$ -	$ -	$ (72)
Insurance															
Premiums, service revenue earned and other	$ 290	$ -	$ -	$ -	$ 290	$ 279	$ -	$ -	$ -	$ 279	$ 288	$ -	$ -	$ -	$ 288
Losses and loss adjustment expenses	62	-	-	-	62	85	-	-	-	85	61	-	-	-	61
Acquisition and underwriting expenses	184	-	-	-	184	183	-	-	-	183	177	-	-	-	177
Investment income and other	139	-	(111)	-	28	67	-	(13)	-	54	64	-	(28)	-	36
Pre-tax income	$ 183	$ -	$ (111)	$ -	$ 72	$ 78	$ -	$ (13)	$ -	$ 65	$ 114	$ -	$ (28)	$ -	$ 86
Corporate Finance															
Net financing revenue	$ 79	$ -	$ -	$ -	$ 79	$ 75	$ -	$ -	$ -	$ 75	$ 64	$ -	$ -	$ -	$ 64
Total other revenue	17	-	(1)	-	16	9	-	(1)	-	8	15	-	(0)	-	15
Provision for credit losses	9	-	-	-	9	1	-	-	-	1	7	-	-	-	7
Noninterest expense	23	-	-	-	23	23	-	-	-	23	22	-	-	-	22
Pre-tax income	$ 64	$ -	$ (1)	$ -	$ 63	$ 60	$ -	$ (1)	$ -	$ 59	$ 50	$ -	$ (0)	$ -	$ 50

(1) *Non-GAAP line items walk to Core pre-tax income, a non-GAAP financial measure that adjusts pre-tax income.* *See page 30 for definitions.*

4Q 2020 Preliminary Results

ally do it right. | 42

Supplemental Notes on Non-GAAP and Other Financial Measures Net Financing Revenue (ex. Core OID) ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 GAAP Net Financing Revenue $ 4 ,703 $ 4,633 $ 4,390 $ 4 ,221 $ 3,907 $ 3,719 $ 3 ,375 Core OID 36 29 86 71 57 45 172 Net Financing Revenue (ex. Core OID) [a] $ 4 ,739 $ 4 ,662 $ 4 ,476 $ 4 ,292 $ 3,964 $ 3 ,764 $ 3 ,547 Adjusted Other Revenue ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 GAAP Other Revenue $ 1,983 $ 1,761 $ 1,414 $ 1 ,544 $ 1,530 $ 1 ,142 $ 1,276 Accelerated OID & repositioning items - - - - 4 356 162 Change in fair value of equity securities (29) (89) 121 - - - - Adjusted Other Revenue [b] $ 1 ,954 $ 1 ,672 $ 1 ,535 $ 1,544 $ 1 ,534 $ 1,498 $ 1 ,438 Adjusted Total Net Revenue ($ millions) Adjusted Total Net Revenue [a]+[b] $ 6,692 $ 6 ,334 $ 6 ,011 $ 5,836 $ 5,498 $ 5,262 $ 4,985 Adjusted NIE (ex. Repositioning) ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 GAAP Noninterest Expense $ 3,833 $ 3 ,429 $ 3,264 $ 3,110 $ 2,939 $ 2,761 $ 2 ,948 Repositioning (50) - - - (9) (7) (39) Adjusted NIE (ex. Repositioning) [c] $ 3,783 $ 3,429 $ 3,264 $ 3 ,110 $ 2 ,931 $ 2,754 $ 2 ,909 Original issue discount amortization expense ANNUAL TREND ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 (1) Core original issue discount (Core OID) amortization expense $ 36 $ 29 $ 86 $ 71 $ 57 $ 45 $ 172 Other OID 12 13 15 20 21 16 11 GAAP original issue discount amortization expense $ 48 $ 42 $ 101 $ 90 $ 78 $ 61 $ 183 Outstanding original issue discount balance ANNUAL TREND ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 Core outstanding original issue discount balance (Core OID balance) $ (1,027) $ (1,063) $ (1,092) $ (1,178) $ (1,249) $ (1,304) $ (1,351) Other outstanding OID balance (37) (37) (43) (57) (77) (87) (64) GAAP outstanding original issue discount balance $ (1,064) $ (1,100) $ (1,135) $ (1,235) $ (1,326) $ (1,391) $ (1,415) (1) Excludes accelerated OID. See page 30 for definitions. Note: Equity fair value adjustments related to ASU 2016-01 requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 30 for definitions. 4Q 2020 Preliminary Results 43Supplemental Notes on Non-GAAP and Other Financial Measures Net Financing Revenue (ex. Core OID) ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 GAAP Net Financing Revenue $ 4 ,703 $ 4,633 $ 4,390 $ 4 ,221 $ 3,907 $ 3,719 $ 3 ,375 Core OID 36 29 86 71 57 45 172 Net Financing Revenue (ex. Core OID) [a] $ 4 ,739 $ 4 ,662 $ 4 ,476 $ 4 ,292 $ 3,964 $ 3 ,764 $ 3 ,547 Adjusted Other Revenue ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 GAAP Other Revenue $ 1,983 $ 1,761 $ 1,414 $ 1 ,544 $ 1,530 $ 1 ,142 $ 1,276 Accelerated OID & repositioning items - - - - 4 356 162 Change in fair value of equity securities (29) (89) 121 - - - - Adjusted Other Revenue [b] $ 1 ,954 $ 1 ,672 $ 1 ,535 $ 1,544 $ 1 ,534 $ 1,498 $ 1 ,438 Adjusted Total Net Revenue ($ millions) Adjusted Total Net Revenue [a]+[b] $ 6,692 $ 6 ,334 $ 6 ,011 $ 5,836 $ 5,498 $ 5,262 $ 4,985 Adjusted NIE (ex. Repositioning) ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 GAAP Noninterest Expense $ 3,833 $ 3 ,429 $ 3,264 $ 3,110 $ 2,939 $ 2,761 $ 2 ,948 Repositioning (50) - - - (9) (7) (39) Adjusted NIE (ex. Repositioning) [c] $ 3,783 $ 3,429 $ 3,264 $ 3 ,110 $ 2 ,931 $ 2,754 $ 2 ,909 Original issue discount amortization expense ANNUAL TREND ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 (1) Core original issue discount (Core OID) amortization expense $ 36 $ 29 $ 86 $ 71 $ 57 $ 45 $ 172 Other OID 12 13 15 20 21 16 11 GAAP original issue discount amortization expense $ 48 $ 42 $ 101 $ 90 $ 78 $ 61 $ 183 Outstanding original issue discount balance ANNUAL TREND ($ millions) FY 2020 FY 2019 FY 2018 FY 2017 FY 2016 FY 2015 FY 2014 Core outstanding original issue discount balance (Core OID balance) $ (1,027) $ (1,063) $ (1,092) $ (1,178) $ (1,249) $ (1,304) $ (1,351) Other outstanding OID balance (37) (37) (43) (57) (77) (87) (64) GAAP outstanding original issue discount balance $ (1,064) $ (1,100) $ (1,135) $ (1,235) $ (1,326) $ (1,391) $ (1,415) (1) Excludes accelerated OID. See page 30 for definitions. Note: Equity fair value adjustments related to ASU 2016-01 requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 30 for definitions. 4Q 2020 Preliminary Results 43

Supplemental Notes on Non-GAAP and Other Financial Measures Net Financing Revenue (ex. Core OID) QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 GAAP Net Financing Revenue $ 1,303 $ 1 ,200 $ 1,054 $ 1 ,146 $ 1,156 $ 1,188 $ 1 ,157 $ 1 ,132 $ 1 ,140 $ 1 ,107 $ 1 ,094 $ 1 ,049 $ 1 ,094 Core OID 9 9 9 8 8 7 7 7 23 22 21 20 19 Net Financing Revenue (ex. Core OID) [a] $ 1 ,312 $ 1 ,209 $ 1 ,063 $ 1,154 $ 1,164 $ 1 ,195 $ 1 ,164 $ 1,139 $ 1,163 $ 1,129 $ 1,115 $ 1,069 $ 1 ,113 Adjusted Other Revenue QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 GAAP Other Revenue $ 678 $ 484 $ 555 $ 266 $ 487 $ 413 $ 395 $ 466 $ 298 $ 398 $ 364 $ 354 $ 379 Accelerated OID & repositioning items - - - - - - - - - - - - - Change in fair value of equity securities (111) (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - Adjusted Other Revenue [b] $ 567 $ 471 $ 465 $ 451 $ 458 $ 424 $ 393 $ 396 $ 393 $ 392 $ 356 $ 394 $ 379 Adjusted Total Net Revenue ($ millions) Adjusted Total Net Revenue [a]+[b] $ 1 ,879 $ 1,680 $ 1,528 $ 1,606 $ 1,622 $ 1,620 $ 1,557 $ 1,535 $ 1 ,556 $ 1 ,521 $ 1,471 $ 1 ,463 $ 1 ,492 Adjusted NIE (ex. Repositioning) QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 GAAP Noninterest Expense $ 1,023 $ 905 $ 985 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 Repositioning - - (50) - - - - - - - - - - Adjusted NIE (ex. Repositioning) [c] $ 1,023 $ 905 $ 935 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 Original issue discount amortization expense QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 (1) Core original issue discount (Core OID) amortization expense $ 9 $ 9 $ 9 $ 8 $ 8 $ 7 $ 7 $ 7 $ 23 $ 22 $ 21 $ 20 $ 19 Other OID 3 3 4 3 3 3 3 3 2 4 4 4 5 GAAP original issue discount amortization expense $ 13 $ 12 $ 12 $ 11 $ 11 $ 11 $ 10 $ 10 $ 26 $ 25 $ 25 $ 24 $ 24 Outstanding original issue discount balance QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 Core outstanding original issue discount balance (Core OID balance) $ (1,027) $ (1,037) $ (1,046) $ (1,055) $ (1,063) $ (1,071) $ (1,078) $ (1,085) $ (1,092) $ (1,115) $ (1,137) $ (1,158) $ (1,178) Other outstanding OID balance (37) (48) (46) (34) (37) (40) (44) (39) (43) (46) (49) (53) (57) GAAP outstanding original issue discount balance $ (1,064) $ (1,084) $ (1,092) $ (1,089) $ (1,100) $ (1,111) $ (1,122) $ (1,125) $ (1,135) $ (1,161) $ (1,187) $ (1,211) $ (1,235) (1) Excludes accelerated OID. See page 30 for definitions. Note: Equity fair value adjustments related to ASU 2016-01 requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. ‘Repositioning and other’ are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items. See page 30 for definitions. 4Q 2020 Preliminary Results 44Supplemental Notes on Non-GAAP and Other Financial Measures Net Financing Revenue (ex. Core OID) QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 GAAP Net Financing Revenue $ 1,303 $ 1 ,200 $ 1,054 $ 1 ,146 $ 1,156 $ 1,188 $ 1 ,157 $ 1 ,132 $ 1 ,140 $ 1 ,107 $ 1 ,094 $ 1 ,049 $ 1 ,094 Core OID 9 9 9 8 8 7 7 7 23 22 21 20 19 Net Financing Revenue (ex. Core OID) [a] $ 1 ,312 $ 1 ,209 $ 1 ,063 $ 1,154 $ 1,164 $ 1 ,195 $ 1 ,164 $ 1,139 $ 1,163 $ 1,129 $ 1,115 $ 1,069 $ 1 ,113 Adjusted Other Revenue QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 GAAP Other Revenue $ 678 $ 484 $ 555 $ 266 $ 487 $ 413 $ 395 $ 466 $ 298 $ 398 $ 364 $ 354 $ 379 Accelerated OID & repositioning items - - - - - - - - - - - - - Change in fair value of equity securities (111) (13) (90) 185 (29) 11 (2) (70) 95 (6) (8) 40 - Adjusted Other Revenue [b] $ 567 $ 471 $ 465 $ 451 $ 458 $ 424 $ 393 $ 396 $ 393 $ 392 $ 356 $ 394 $ 379 Adjusted Total Net Revenue ($ millions) Adjusted Total Net Revenue [a]+[b] $ 1 ,879 $ 1,680 $ 1,528 $ 1,606 $ 1,622 $ 1,620 $ 1,557 $ 1,535 $ 1 ,556 $ 1 ,521 $ 1,471 $ 1 ,463 $ 1 ,492 Adjusted NIE (ex. Repositioning) QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 GAAP Noninterest Expense $ 1,023 $ 905 $ 985 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 Repositioning - - (50) - - - - - - - - - - Adjusted NIE (ex. Repositioning) [c] $ 1,023 $ 905 $ 935 $ 920 $ 880 $ 838 $ 881 $ 830 $ 804 $ 807 $ 839 $ 814 $ 769 Original issue discount amortization expense QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 (1) Core original issue discount (Core OID) amortization expense $ 9 $ 9 $ 9 $ 8 $ 8 $ 7 $ 7 $ 7 $ 23 $ 22 $ 21 $ 20 $ 19 Other OID 3 3 4 3 3 3 3 3 2 4 4 4 5 GAAP original issue discount amortization expense $ 13 $ 12 $ 12 $ 11 $ 11 $ 11 $ 10 $ 10 $ 26 $ 25 $ 25 $ 24 $ 24 Outstanding original issue discount balance QUARTERLY TREND ($ millions) 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 4Q 18 3Q 18 2Q 18 1Q 18 4Q 17 Core outstanding original issue discount balance (Core OID balance) $ (1,027) $ (1,037) $ (1,046) $ (1,055) $ (1,063) $ (1,071) $ (1,078) $ (1,085) $ (1,092) $ (1,115) $ (1,137) $ (1,158) $ (1,178) Other outstanding OID balance (37) (48) (46) (34) (37) (40) (44) (39) (43) (46) (49) (53) (57) GAAP outstanding original issue discount balance $ (1,064) $ (1,084) $ (1,092) $ (1,089) $ (1,100) $ (1,111) $ (1,122) $ (1,125) $ (1,135) $ (1,161) $ (1,187) $ (1,211) $ (1,235) (1) Excludes accelerated OID. See page 30 for definitions. Note: Equity fair value adjustments related to ASU 2016-01 requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity. ‘Repositioning and other’ are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items. See page 30 for definitions. 4Q 2020 Preliminary Results 44